As filed with the Securities and Exchange Commission on April 3, 2012
Securities Act File No.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

ING MUTUAL FUNDS

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Suite 100, Arizona 85258-2034
(Address of Principal Executive Offices) (Zip Code)

1-800-262-3862
(Registrant’s Area Code and Telephone Number)

Huey P. Falgout

ING U.S. Legal Services

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective on May 4, 2012, pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING EMERGING COUNTRIES FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

May 15, 2012

Dear Shareholder:

We are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of ING Emerging Countries Fund (“Emerging Countries Fund”).  The Special Meeting is scheduled for 10:00 A.M., Local time, on June 28, 2012, at 7337 Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting shareholders of Emerging Countries Fund will be asked to vote on the proposed reorganization (the “Reorganization”) of Emerging Countries Fund with and into ING Emerging Markets Equity Fund (“Emerging Markets Fund”) (together with Emerging Countries Fund, the “Funds”, each a “Fund”).  Each Fund is a member of the mutual fund group called the “ING Funds.”

If the Reorganization is approved by shareholders, you will become a shareholder of Emerging Markets Fund beginning on the date that the Reorganization occurs.  The Reorganization would provide shareholders of Emerging Countries Fund with an opportunity to participate in a larger combined fund with the same investment objective.

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement/Prospectus. The Reorganization is discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully.  After careful consideration, the Board has concluded that the Reorganization is in the best interests of the Emerging Countries Fund and its shareholders and recommends that you vote “FOR” the Reorganization.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement/Prospectus and cast your vote.  It is important that your vote be received no later than June 27, 2012.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING EMERGING COUNTRIES FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Scheduled for June 28, 2012

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING Emerging Countries Fund (“Emerging Countries Fund”) is scheduled for 10:00 A.M., Local time on June 28, 2012 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, Emerging Countries Fund’s shareholders will be asked:

1.               To approve an Agreement and Plan of Reorganization by and between Emerging Countries Fund and ING Emerging Markets Equity Fund (“Emerging Markets Fund”), providing for the reorganization of Emerging Countries Fund with and into Emerging Markets Fund (the “Reorganization”); and

2.               To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the Reorganization to be placed before the Special Meeting.

The Board has concluded that the Reorganization is in the best interests of the Emerging Countries Fund and its shareholders and recommends that you vote “FOR” the Reorganization.

Shareholders of record as of the close of business on March 30, 2012, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof.  Your attention is called to the accompanying Proxy Statement/Prospectus.  Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than June 27, 2012, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Emerging Countries Fund or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

May 15, 2012

PROXY STATEMENT/PROSPECTUS

May 15, 2012

PROXY STATEMENT FOR:

ING EMERGING COUNTRIES FUND

(A series of ING Mutual Funds)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Special Meeting of Shareholders

of ING Emerging Countries Fund

Scheduled for June 28, 2012

PROSPECTUS FOR:

ING EMERGING MARKETS EQUITY FUND

(A series of ING Mutual Funds)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on June 28, 2012

This Proxy Statement/Prospectus and Notice of Special Meeting are available at:  www.proxyweb.com/ing

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

INTRODUCTION

What’s happening?

On January 12, 2012 the Board of Trustees (the “Board”) of ING Emerging Countries Fund (“Emerging Countries Fund”) and ING Emerging Markets Equity Fund (“Emerging Markets Fund”) approved an Agreement and Plan of Reorganization, which provides for the reorganization of Emerging Countries Fund with and into Emerging Markets Fund (the “Reorganization”).  The Reorganization requires shareholder approval and, if approved, is expected to be effective on July 20, 2012, or such other date as the parties may agree (the “Closing Date”).

Why did you send me this booklet?

This booklet includes a combined proxy statement and prospectus (“Proxy Statement/Prospectus”) and a Proxy Ballot for Emerging Countries Fund.  It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Special Meeting.

Because you, as a shareholder of Emerging Countries Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Emerging Markets Fund, this Proxy Statement also serves as a prospectus for Emerging Markets Fund.  Emerging Markets Fund is an open-end management investment company, which seeks long-term capital appreciation, as described more fully below.

What Proposals will be considered at the Special Meeting?

A special meeting of shareholders (the “Special Meeting”) of Emerging Countries Fund is scheduled for the following purposes:

1.               To approve an Agreement and Plan of Reorganization by and between Emerging Countries Fund and Emerging Markets Fund (the “Reorganization Agreement”), providing for the reorganization of Emerging Countries Fund with and into Emerging Markets Fund; and

2.               To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

Who is eligible to vote?

Shareholders holding an investment in shares of Emerging Countries Fund as of the close of business on March 30, 2012 (the “Record Date”), are eligible to vote.

How do I vote?

Shareholders can vote by completing, signing and returning the enclosed Proxy Ballot promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Special Meeting in person and voting.  Joint owners must each sign the Proxy Ballot.  To vote by telephone or Internet, follow the voting instructions as outlined on your Proxy Ballot.  These options require shareholders to input a control number, which is located on your Proxy Ballot.  After entering this number, shareholders will be prompted to provide their voting instructions on the proposals, as applicable.  Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link.  Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions.

Shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee.  Should shareholders require additional information regarding the Special Meeting, they may contact the Proxy Solicitor toll-free at (888) 605-1957.  (See “General Information” for more information on the Proxy Solicitor.)

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Reorganization.

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When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on June 28, 2012, at 10:00 A.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournment(s) or postponement(s) of the Special Meeting will also be held at the above location.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Funds?

Should you have any questions about the Funds, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  The prospectuses and other information regarding the Funds are available on the Internet at http://www.ingfunds.com/literature.

The following documents are incorporated by reference: (i) the Statement of Additional Information dated May 15, 2012, relating to this Proxy Statement/Prospectus; (ii) the Prospectuses and SAI for Emerging Countries Fund dated February 29, 2012; and (iii) the Prospectuses and SAI for Emerging Markets Fund dated February 29, 2012.  For a copy of the current prospectuses, SAIs, annual report, and semi-annual report for each Fund without charge, or for a copy of the SAI relating to this Proxy Statement/Prospectus, contact the Funds at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or call (800) 992-0180.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended and the rules, regulations, and exemptive orders thereunder (the “1940 Act”), and files reports, proxy materials, and other information with the U.S. Securities and Exchange Commission (“SEC”).  You can copy and review information about each Fund at the SEC’s Public Reference Room in Washington, D.C.  You may obtain more information on the Public Reference Room by calling the SEC at 1-202-551-8090.  Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

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SUMMARY OF THE REORGANIZATION

You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as Appendix A.  Also, for more information about Emerging Markets Fund, please consult Appendix B and the Prospectuses dated February 29, 2012.

On January 12, 2012, the Board approved the Reorganization.  Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of Emerging Countries Fund to Emerging Markets Fund in exchange for shares of beneficial interest of Emerging Markets Fund;

•                  the assumption by Emerging Markets Fund of all the liabilities of Emerging Countries Fund;

•                  the distribution of shares of Emerging Markets Fund to the shareholders of Emerging Countries Fund; and

•                  the complete liquidation of Emerging Countries Fund.

If shareholders approve the Reorganization, each owner of Class A, Class B, Class C, Class I, and Class W shares of Emerging Countries Fund would become a shareholder of the corresponding share class of Emerging Markets Fund.  The Reorganization is expected to be effective on July 20, 2012, or such other date as the parties may agree (the “Closing Date”). Each shareholder of Emerging Countries Fund will hold, immediately after the Closing Date, shares of Emerging Markets Fund having an aggregate value equal to the aggregate value of the shares of Emerging Countries Fund held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  Currently, both Funds have substantially identical investment objectives and principal investment strategies.

•                  Both Funds are managed by the same sub-advisers, Delaware Management Company (“Delaware Management”) and J.P. Morgan Investment Management Inc., (“JPMorgan”).  Delaware Management and JPMorgan serve as the interim sub-advisers to Emerging Countries Fund;

•                  ING Investments, LLC (“ING Investments” or “Adviser”) is the adviser to both Funds;

•                  Current shareholders of Emerging Countries Fund are expected to experience lower gross and net expenses as shareholders of Emerging Markets Fund after the Reorganization;

•                  Each Fund is distributed by ING Investments Distributor, LLC (“IID” or “Distributor”); and

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither Emerging Countries Fund nor its shareholders, nor Emerging Markets Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

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PROPOSAL ONE — APPROVAL OF THE REORGANIZATION

What is the proposed Reorganization?

Shareholders of Emerging Countries Fund are being asked to approve a Reorganization Agreement, providing for the reorganization of Emerging Countries Fund with and into Emerging Markets Fund.  If the Reorganization Agreement is approved, shareholders in Emerging Countries Fund will become shareholders in Emerging Markets Fund as of the close of business on the Closing Date.

Why is a Reorganization proposed?

On October 12, 2011, as part of the Board’s annual review of sub-advisory arrangements, the Board directed ING Investments to explore options to address the Board’s concerns about Emerging Countries Fund’s underperformance and recent outflows.  After analyzing the alternatives, ING Investments recommended reorganizing Emerging Countries Fund with and into Emerging Markets Fund.

During the January 12, 2012 Board Meeting, the Reorganization was presented for consideration to the Board.  The Board, including a majority of the Trustees who are not interested persons as defined by the 1940 Act (the “Independent Trustees”), determined that the interests of the shareholders of the Funds would not be diluted as a result of the Reorganization and that the Reorganization would be in the best interests of the Funds and their shareholders.

The Reorganization will allow Emerging Countries Fund’s shareholders to remain invested in a professionally managed portfolio that seeks long-term capital appreciation.

How do the Investment Objectives compare?

The Funds have similar investment objectives.

	Emerging Countries Fund	Emerging Markets Fund
Investment Objective	The Fund seeks maximum long-term capital appreciation	The Fund seeks long-term capital appreciation

How do the fees and expenses compare?

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  Pro forma fees and expenses are estimated fees and expenses of Emerging Markets Fund after giving effect to the Reorganization.

The Funds have identical shareholder fees.  These sales charges are paid directly when you buy or sell shares.

Shareholder Fees

Expenses you pay each year as a % of the value of your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None	(1)
B	None	5.00
C	None	1.00
I	None	None
W	None	None

(1)          A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

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Annual Fund Operating Expenses

Expenses you pay each year as a % of the value of your investment

		Emerging Countries Fund		Emerging Markets Fund		Emerging Markets Fund Pro Forma
Class A
Management Fee	%	1.00		1.00		1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	0.35		0.25		0.25
Other Expenses	%	0.59		0.52		0.49
Total Annual Fund Operating Expenses	%	1.94	(1)	1.77		1.74
Waivers and Reimbursements	%	(0.10	)(2)	(0.17	)(3)	(0.14	)(4)
Net Expenses	%	1.84		1.60		1.60

Class B
Management Fee	%	1.00		1.00	(5)	1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	1.00		1.00	(5)	1.00
Other Expenses	%	0.59		0.52	(5)	0.49
Total Annual Fund Operating Expenses	%	2.59	(1)	2.52	(5)	2.49
Waivers and Reimbursements	%	—	(2)	(0.17	)(3), (5)	(0.14	)(4)
Net Expenses	%	2.59		2.35	(5)	2.35

Class C
Management Fee	%	1.00		1.00		1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	1.00		1.00		1.00
Other Expenses	%	0.59		0.52		0.49
Total Annual Fund Operating Expenses	%	2.59	(1)	2.52		2.49
Waivers and Reimbursements	%	—	(2)	(0.17	)(3)	(0.14	)(4)
Net Expenses	%	2.59		2.35		2.35

Class I
Management Fee	%	1.00		1.00		1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	None		None		None
Other Expenses	%	0.43		0.52		0.35
Total Annual Fund Operating Expenses	%	1.43	(1)	1.52		1.35
Waivers and Reimbursements	%	—	(2)	(0.27	)(3)	(0.10	)(4)
Net Expenses	%	1.43		1.25		1.25

Class W
Management Fee	%	1.00		1.00		1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	None		None		None
Other Expenses	%	0.59		0.52		0.49
Total Annual Fund Operating Expenses	%	1.59	(1)	1.52		1.49
Waivers and Reimbursements	%	—	(2)	(0.17	)(3)	(0.14	)(4)
Net Expenses	%	1.59		1.35		1.35

(1)          Total Annual Fund Operating Expenses may be higher than the Fund’s ratio of expenses to average net assets shown in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)          The adviser is contractually obligated to limit expenses to 2.25%, 2.90%, 2.90%, 1.75%, and 1.90% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2013.  The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.  In addition, the adviser is contractually obligated to further limit expenses to 1.85%, 2.60%, 2.60%, 1.50%, and 1.65% for Class A, Class B, Class C, Class I, and Class W shares respectively, through March 1, 2013.  There is no guarantee that this obligation will continue after March 1, 2013 and the obligation will only continue if the adviser elects to renew it.  Any fees waived pursuant to this obligation shall not be eligible for recoupment.  These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.  Lastly, the distributor is contractually obligated to waive 0.10% of the distribution fee for Class A shares of the Fund

5

through March 1, 2013.  There is no guarantee that the distribution fee waiver will continue after March 1, 2013.  The distribution fee waiver will continue only if the distributor elects to renew it.

(3)          The adviser is contractually obligated to limit expenses to 1.60%, 2.35%, 2.35%, 1.35%, and 1.35% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2013.  The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.  In addition, the adviser is contractually obligated to further limit expenses of Class I shares to 1.25% through March 1, 2013.  There is no guarantee that this obligation will continue after March 1, 2013 and the obligation will only renew if the adviser elects to renew it and is subject to possible recoupment by the adviser within three years.  The obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(4)          The adviser is contractually obligated to limit expenses to 1.60%, 2.35%, 2.35%, 1.35%, and 1.35% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014, contingent upon shareholder approval of the Reorganization.  The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years.  In addition, the adviser is contractually obligated to further limit expenses of Class I shares to 1.25% through March 1, 2014, contingent upon shareholder approval of the Reorganization.  There is no guarantee that this obligation will continue after March 1, 2014 and the obligation will only renew if the adviser elects to renew it and is subject to possible recoupment by the adviser within three years.  The obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

(5)          Based on Class A shares’ expenses adjusted for class specific differences.

Expense Example $

Expenses you pay each year as a % of the value of your investment

The Examples are intended to help you compare the costs of investing in shares of the Funds with the costs of investing in other mutual funds.  The Examples assume that you invest $10,000 in the Funds for the time periods indicated.  The examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them.  The Examples also assume that your investment had a 5% return each year and that the Funds’ operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

										Emerging Markets Fund
		Emerging Countries Fund				Emerging Markets Fund				Pro Forma
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$751	1,140	1,553	2,701	728	1,071	1,436	2,460	728	1,045	1,384	2,337
B	Sold	$762	1,105	1,575	2,767	738	1,054	1,497	2,593	738	1,048	1,484	2,540
	Held	$262	805	1,375	2,767	238	754	1,297	2,593	238	748	1,284	2,540
C	Sold	$362	805	1,375	2,925	338	754	1,297	2,779	338	748	1,284	2,751
	Held	$262	805	1,375	2,925	238	754	1,297	2,779	238	748	1,284	2,751
I	Sold or Held	$146	452	782	1,713	127	439	773	1,718	127	403	699	1,543
W	Sold or Held	$162	502	866	1,889	137	449	783	1,727	137	442	770	1,696

How do the Principal Investment Strategies compare?

As described below, Emerging Countries Fund and Emerging Markets Fund have substantially identical investment strategies.  On January 11, 2012, ING Investment Management Advisors, B.V. (“IIM B.V.”), the former sub-adviser to Emerging Countries Fund, notified the Board that they were recommending a change in investment strategy of Emerging Countries Fund, which would require the Fund to incur substantial transition costs.  Rather than allowing IIM B.V. to continue as sub-adviser until the Closing Date and in anticipation of the Reorganization, on February 10, 2012, the Board terminated the sub-advisory agreement between ING Investments, LLC (“ING Investments” or “Adviser”) and IIM B.V.  The Board also approved interim agreements between the Adviser and Delaware Management Company (“Delaware Management”) and J.P. Morgan Investment Management Inc. (“JPMorgan”).  In addition, the Board approved changes to the principal investment strategy to align Emerging Countries Fund and Emerging Markets Fund.  A supplement describing these changes was mailed to shareholders on February 10, 2012.

As a result both Funds have substantially identical investment strategies and principal risks.  Emerging Countries Fund differs from Emerging Markets Fund in that Emerging Countries Fund may lend portfolio securities or short-term or long-term basis, up to 30 percent of its assets, whereas Emerging Markets Fund may lend securities on the same basis, but up to 33 percent of its assets.

Prior to March 12, 2012, Emerging Countries Fund pursued its investment objective through different strategies.  For more information on the principal investments strategies and principal risks of Emerging Countries Fund prior to March 12, 2012, see Appendix C.

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	Emerging Countries Fund	Emerging Markets Fund

Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets.  The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of issuers in emerging markets.  The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

Developing or emerging countries include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe.  An emerging market company is one:  that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.   The Fund may invest in companies of any market capitalization.

Developing or emerging countries include most countries in the world except Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, the United Kingdom, the United States, and most of the countries of Western Europe.  An emerging market company is one:  that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market.   The Fund may invest in companies of any market capitalization.

Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities.  The Fund may also invest in real estate investment trusts and non-investment grade bonds (high-yield or “junk bonds”).

Equity securities may include common stock, preferred stock, convertible securities, depositary receipts, participatory notes, trust or partnership interests, warrants and rights to buy common stock, and privately placed securities.  The Fund may also invest in real estate investment trusts and non-investment grade bonds (high-yield or “junk bonds”).

The Fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards as a substitute for securities in which the Fund can invest; to hedge various investments; to seek to reduce currency deviations, where practicable, for the purpose of risk management; to seek to increase the Fund’s gains; and for the efficient management of cash flows.

The Fund may invest in derivatives, including but not limited to, futures, options, swaps, and forwards as a substitute for securities in which the Fund can invest; to hedge various investments; to seek to reduce currency deviations, where practicable, for the purpose of risk management; to seek to increase the Fund’s gains; and for the efficient management of cash flows.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest.  The Fund typically maintains full currency exposure to those markets in which it invests.  However, the Fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies, and currencies of other countries in which it can invest.  The Fund typically maintains full currency exposure to those markets in which it invests.  However, the Fund may, from time to time, hedge a portion of its foreign currency exposure into the U.S. dollar.

	The Fund may invest in other investment companies, including exchange-traded funds,	The Fund may invest in other investment companies, including exchange-traded funds,

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Emerging Countries Fund	Emerging Markets Fund

to the extent permitted under the 1940 Act.	to the extent permitted under the 1940 Act.

Each sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.	Each sub-adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its assets.	The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.

Delaware Management and JPMorgan (each a “Sub-Adviser” and, collectively, “Sub-Advisers”) provide day-to-day management of the Fund.  The Sub-Advisers act independently of each other and use their own methodology for selecting investments.  ING Investments, LLC, the Fund’s investment adviser, will determine the amount of the Fund assets allocated to each Sub-Adviser.

Delaware Management and JPMorgan (each a “Sub-Adviser” and, collectively, “Sub-Advisers”) provide day-to-day management of the Fund.  The Sub-Advisers act independently of each other and use their own methodology for selecting investments.  ING Investments, LLC, the Fund’s investment adviser, will determine the amount of the Fund assets allocated to each Sub-Adviser.

Delaware Management Company	Delaware Management Company

Delaware Management selects growth-oriented and value-oriented investments on the basis of the investment’s discount to its intrinsic value.  When selecting growth oriented securities, Delaware Management typically seeks high growth caused by secular economic factors.  These factors may include demographics, economic deregulation, and technological developments.  When selecting value-oriented securities, Delaware Management typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations.  Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

Delaware Management selects growth-oriented and value-oriented investments on the basis of the investment’s discount to its intrinsic value.  When selecting growth oriented securities, Delaware Management typically seeks high growth caused by secular economic factors.  These factors may include demographics, economic deregulation, and technological developments.  When selecting value-oriented securities, Delaware Management typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations.  Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, Delaware Management consider whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation.  Delaware Management then estimates what it thinks the value of the anticipated future income stream would be worth if such income stream were being paid today.  Delaware Management believes this gives it an estimate of the stocks intrinsic value.

In order to compare the value of different stocks, Delaware Management consider whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation.  Delaware Management then estimates what it thinks the value of the anticipated future income stream would be worth if such income stream were being paid today.  Delaware Management believes this gives it an estimate of the stocks intrinsic value.

Because the Fund primarily invests in emerging countries, there may be less information available for Delaware	Because the Fund primarily invests in emerging countries, there may be less information available for Delaware

8

Emerging Countries Fund	Emerging Markets Fund

Management to use in making this analysis than is available for more developed countries.  Currency analysis is an important part of the valuation exercise.  Delaware Management attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country.  When the dollar buys less, the foreign currency may be overvalued and when the dollar buys more, the foreign currency may be undervalued.  Relative per capita income levels are also a key factor in this analysis.

Management to use in making this analysis than is available for more developed countries.  Currency analysis is an important part of the valuation exercise.  Delaware Management attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country.  When the dollar buys less, the foreign currency may be overvalued and when the dollar buys more, the foreign currency may be undervalued.  Relative per capita income levels are also a key factor in this analysis.

J.P. Morgan Investment Management Inc.	J.P. Morgan Investment Management Inc.

JPMorgan emphasizes securities that it believes are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.	JPMorgan emphasizes securities that it believes are ranked as undervalued, while underweighting or avoiding securities that appear overvalued.

JPMorgan believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets.  Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

JPMorgan believes that emerging markets are generally inefficient as demonstrated by the high and variable volatility of many emerging markets and individual companies in these markets.  Corporate disclosure and transparency can vary widely thereby exacerbating the inefficiency of these markets and offering opportunities to experienced, well-informed active investors.

In managing its position of the Fund, JPMorgan adheres to a disciplined process for stock selection and portfolio construction.  A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which JPMorgan uses to select securities.  Securities held in the Fund that JPMorgan believes have become over valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities on the basis of JPMorgan’s disciplined investment process.

In managing its position of the Fund, JPMorgan adheres to a disciplined process for stock selection and portfolio construction.  A proprietary multi-factor model is used to quantitatively rank securities in the Fund’s investment universe which JPMorgan uses to select securities.  Securities held in the Fund that JPMorgan believes have become over valued and/or whose factor signals have deteriorated materially may be sold and are generally replaced with more attractive securities on the basis of JPMorgan’s disciplined investment process.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size.  Risk or factor exposures are actively managed through portfolio construction.  JPMorgan utilizes currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

The portfolio construction process controls for sector and industry weights, number of stocks held, and position size.  Risk or factor exposures are actively managed through portfolio construction.  JPMorgan utilizes currency specialists in determining the extent and nature of the Fund’s exposure to various foreign currencies.

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How do the Principal Risks of Investing in the Funds compare?

As discussed above, the Board approved a change in the principal investment strategies of Emerging Countries Fund to align them with those of Emerging Markets Fund.  Consequently, both Funds have identical principal risks.  Prior to March 12, 2012, Emerging Countries Fund had different principal risks.  For more information on the principal investment strategies and principal risks of Emerging Countries Fund prior to March 12, 2012, see Appendix C.

Risks

Company  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems or business challenges.  If a company declares bankruptcy or becomes insolvent, its stocks could become worthless.

Convertible Securities  Convertible securities are securities that are convertible into or exercisable for common stocks at a certain price or rate.  Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk.  In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit  Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of the broad economic or issuer-specific reasons.  In certain cases, the issuers could be late in paying interest or principal, or could fail to pay altogether.

Currency  To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments  Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty , risk of loss due to changes in interest rates and liquidity risk.  The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets  Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, account and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments.  Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

High-Yield Securities  Investments rated below investment-grade (or of similar quality if unrated) are known as “high-yield securities” or “junk bonds.”  High-yield securities are subject to greater levels of credit and liquidity risks.  High-yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Interest Rate  With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally risk as interest rates fall.  The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model  Each manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

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Risks

Liquidity  If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security may have the effect of decreasing the overall  level of the Fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition.  The Fund may make investments that become less liquid in response to market developments or adverse investor perception.  The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market  Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events.  The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices decline.  Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.  From time to time the stock market may not favor the growth- or value-oriented securities in which the Fund invests.  Rather, the market could favor securities to which the Fund is not exposed or may not favor equities at all.

Market Capitalization  Stocks fall into three broad market capitalization categories — large, mid, and small.  Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors.  If valuations of large-capitalization companies appear to be greatly out of proportion to the valuation of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies.  Investing in the mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, small management groups, and a more limited trading market for their stocks as compared with larger companies.  As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease.  Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”)  Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses, in addition to terrorist attacks, war or other acts that destroy real property.

Securities Lending  Securities lending involves two primary risks: “investment risk” and “borrower default risk.”  Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower.  Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

How has Emerging Countries Fund Performed?

The following information is intended to help you understand the risks of investing in Emerging Countries Fund.  Since Emerging Markets Fund did not have a full calendar year of operations as of December 31, 2011, there is no annual performance information included.  The following bar chart shows the changes in Emerging Countries Fund’s performance from year to year, and the table compares Emerging Countries Fund’s performance to the performance of a broad-based securities market index for the same period.  Emerging Countries Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented.  Absent such fee waivers/expense limitations, if any, performance would have been lower.  The bar chart shows the performance of Emerging Countries Fund’s Class A shares.  Sales charges are not reflected in the bar chart.  If they were, returns would be less than those shown.  However, the table includes all applicable fees and sales charges.  Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares.  The Fund’s past performance (before and after taxes) is no guarantee of future results.  For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

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ING Emerging Countries Fund — Calendar Year Total Returns — Class A
(as of December 31 of each year)

Best quarter: 2nd 2009, 31.78% and Worst quarter: 3rd 2008, (32.03)%

Average Annual Total Returns %
(for the periods ended December 31, 2011)

		1 Year	5 Years (or since inception)		10 Years (or since inception)		Inception Date
Emerging Countries Fund
Class A before taxes	%	(29.21)	(6.86)		5.41		11/28/94
After tax on distributions	%	(29.21)	(6.91)		5.37		—
After tax on distributions with sale	%	(29.09)	(5.53)		4.89		—
MSCI Emerging Markets IndexSM (1)%		(18.42)	2.40		13.86		—

Class B before taxes	%	(29.15)	(6.84)		5.31		05/31/95
MSCI Emerging Markets IndexSM (1)%		(18.42)	2.40		13.86		—

Class C before taxes	%	(26.20)	(6.47)		5.18		11/28/94
MSCI Emerging Markets IndexSM (1)%		(18.42)	2.40		13.86		—

Class I before taxes	%	(24.55)	(5.36)		(0.22)		12/21/05
MSCI Emerging Markets IndexSM (1)%		(18.42)	2.40		6.85	(2)	—

Class W before taxes	%	(24.71)	(9.41)		N/A		02/12/08
MSCI Emerging Markets IndexSM (1)%		(18.42)	(2.02	)(2)	N/A		—

(1)          The MSCI Emerging Market IndexSM is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.  The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

(2)          Reflects index performance since the date closest to the Class’ inception for which data is available.

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How do certain characteristics of the Funds compare?

The following table compares certain characteristics of the Funds as of October 31, 2011.

	Emerging Countries Fund		Emerging Markets Fund
Net Assets	$85,708,251		$90,254,461

Portfolio Turnover Rate	91%		1%

Top Ten Holdings	Samsung Electronics Co., Ltd.	4.4%	Petroleo Brasileiro SA ADR	3.2%
(as a percentage of net assets)	Taiwan Semiconductor Manufacturing Co., Ltd.	2.7%	Samsung Electronics Co., Ltd. GDR	2.3%
	China Mobile Ltd.	2.5%	IShares MSCI Emerging Markets Index Fund	2.3%
	iShares MSCI Malaysia Index Fund	2.3%	Samsung Electronics Co., Ltd.	2.1%
	Vale SA	2.2%	Vale SA ADR	1.9%
	America Movil SAB de CV ADR	1.9%	Sberbank of Russia ADR	1.8%
	Sberbank of Russian Federation	1.9%	Avon Products, Inc.	1.7%
	Gazprom OAO ADR	1.8%	China Construction Bank	1.6%
	CNOOC Ltd.	1.7%	Itau Unibanco Holding SA ADR	1.6%
	China Construction Bank	1.7%	Industrial and Commercial Bank of China Ltd.	1.5%

	Portfolio holdings are subject to change daily.

Country Allocation	China	17.4%	Brazil	17.6%
(as a percentage of net assets)	South Korea	14.9%	South Korea	15.2%
	Brazil	14.2%	China	14.9%
	Taiwan	11.3%	Russia	7.4%
	India	8.6%	South Africa	6.3%
	Russia	7.8%	Taiwan	5.7%
	South Africa	5.4%	United States	4.1%
	Mexico	3.4%	Hong Kong	3.8%
	Malaysia	3.3%	Mexico	3.5%
	Indonesia	2.8%	Thailand	2.8%
	Countries between 0.4%-1.6%^	8.0%	Countries between 0.3%-2.3%☐	9.5%
	Assets in Excess of Other Liabilities*	2.9%	Assets in Excess of Other Liabilities	9.2%
	Net Assets	100.0%	Net Assets	100.0%

* Includes short-term investments
^ Includes 11 countries, which each represents 0.4%-1.6% of net assets.
☐ Includes 11 countries, which each represents 0.3%-2.3% of net assets.

Portfolio holdings are subject to change daily.

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How does the Management of the Funds compare?

The following table describes the management of the Funds.

	Emerging Countries Fund	Emerging Markets Fund
Investment Adviser	ING Investments, LLC (“ING Investments” or “Adviser”)	ING Investments

Investment Advisory Fee (as a percentage of average daily net assets)	1.00%	1.00%

Sub-Adviser	Delaware Management Company (“Delaware Management”) J.P. Morgan Investment Management Inc. (“JPMorgan”)	Delaware Management JPMorgan

Sub-Advisory Fee (as a percentage of average daily net assets)	0.42%

Delaware Management
0.60% on the first $200 million in assets;
0.50% on the next $100 million in assets;
0.45% on assets over $300 million

JPMorgan
0.50% on the first $150 million in assets;
0.45% on the next $150 million in assets;
0.40% on assets over $300 million

Portfolio Manager(s)	Delaware Management Liu-Er Chen (since 3/12) JPMorgan George Iwanicki, Jr. (since 3/12) Anuj Arora (since 3/12)	Delaware Management Liu-Er Chen (since 9/11) JPMorgan George Iwanicki, Jr. (since 9/11) Anuj Arora (since 9/11)

Administrator	ING Funds Services, LLC (“ING Funds Services”)	ING Funds Services

Administration Fee (as a percentage of average daily net assets)	0.10%	0.10%

Adviser to the Funds

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Funds.  ING Investments has overall responsibility for the management of the Funds.  ING Investments oversees all the investment advisory and portfolio management services for the Funds.

ING Investments is registered with the SEC as an investment adviser.  ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:ING).  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries.  ING Investments became an investment management firm in April 1995.

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ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Adviser and its immediate affiliates, would be separated from ING Groep by the end of 2013.  To achieve this goal, ING Groep announced in November 2010 that it plans to pursue two separate initial public offerings:  one a U.S. focused offering that would include U.S. based insurance, retirement services, and investment management operations; and the other a European based offering for European and Asian based insurance and investment management operations.  ING Groep recently announced that it will explore options other than an initial public offering for its Asian insurance and investment management operations.  There can be no assurance that the restructuring plan will be carried out through two offerings or at all.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the business of ING entities, including the ING entities that service the Funds, and may cause, among other things, interruption or reduction of businesses and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers.  A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan.  The restructuring plan may result in the Adviser’s loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability.  In addition, the divestment of ING businesses, including the Adviser, may potentially be deemed a “change of control” of the entity.  A change of control would result in the termination of the Funds’ advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Funds’ Board, and may trigger the need for shareholder approval.  Currently, the Adviser does not anticipate that the restructuring will have a material adverse impact on the Funds or their operations and administration.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.  As of December 31, 2011, ING Investments managed approximately $44.5 billion in assets.

Sub-Advisers to the Funds

The Adviser has engaged sub-advisers to provide the day-to-day management of each Fund’s portfolio.  The Adviser acts as a “manager-of-managers” for the Funds.  The Adviser delegates to the sub-advisers the responsibility for investment management, subject to the Adviser’s oversight.  The Adviser is responsible for monitoring the investment program and performance of the sub-advisers to the Funds.

Delaware Management and JPMorgan are the sub-advisers of the Funds.  Each sub-adviser makes investment decisions for the assets it has been allocated to manage.  The Adviser may change the allocation of the Funds’ assets between the sub-advisers as it determines necessary to pursue each Fund’s investment objective.  The Adviser will determine what it believes to be the optimal allocation of the assets under management between the two sub-advisers.  Subsequent inflows and outflows will be allocated between the two sub-advisers to maintain this allocation.

Delaware Management Company

Delaware Management is a series of Delaware Management Business Trust (“DMBT”), which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”).  Macquarie Group Limited, an Australian publicly held company (ASX: MQG), indirectly holds, through its subsidiaries, all of the voting equity of DMHI and DMBT. DMBT is registered with the SEC as an investment adviser and its predecessors have advised publicly offered mutual funds since 1938. The principal address of Delaware Management is 2005 Market Street, Philadelphia, Pennsylvania 19103. As of December 31, 2011 DMHI and its subsidiaries managed $166.5 billion in assets under management.

Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer-Emerging Markets and Healthcare, heads Delaware Management’s global emerging markets team. Prior to joining Delaware Management in September 2006, he spent nearly 11 years at Evergreen Investment Management Company.

J.P. Morgan Investment Management Inc.

JPMorgan is an indirect wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMorgan also provides discretionary investment services to institutional clients. The principal address of

15

JPMorgan is 270 Park Avenue, New York, New York 10017. As of December 31, 2011, JPMorgan and its affiliates had $2.3 trillion in assets under management.

George Iwanicki, Jr., Portfolio Manager and global macro strategist within the emerging markets equity team, has been at JPMorgan since 1992 and is responsible for global emerging markets portfolios and chairs the Asset Allocation Committee. Prior to this, he served several years as the U.S. Economist as well as the North American representative in the firm’s macro research group (a trans-Atlantic team formed in 1995 to manage the global asset allocation process). Prior to joining the firm, he spent five years as an economist at Kidder, Peabody & Co., Inc.

Anuj Arora, Portfolio Manager, has been at JPMorgan since 2006 and is focused on portfolio construction and quantitative asset allocation for the global emerging markets team. Prior to this, he was a quantitative analyst for Mesirow Financial and an analyst at Birkelbach Investment Securities.

Composite of Substantially Similar Managed Accounts

The tables below are designed to show how a composite of substantially similar accounts (accounts that have investment objectives, policies, and strategies that are substantially similar to those used by Delaware Management and JPMorgan in managing the respective Funds) have performed over various periods in the past. The Delaware Emerging Markets Equity Composite and JPMorgan Emerging Markets Equity Composite (each a “Composite” and collectively the “Composites”) are Composites of the performance of all actual fee-paying, fully discretionary accounts under management that are substantially similar accounts to the Funds and have been advised or sub-advised by Delaware Management and JPMorgan, respectively, for at least one month beginning January 1, 2002 or as noted below.

The performance in the first columns of the “Average Annual Total Returns” tables has been adjusted to reflect the maximum Class A sales charge of the respective Funds.  The performance reflected in the Composites was calculated differently than the method used for calculating performance pursuant to SEC guidelines.

The annual returns for the Composites were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The returns for the Composites have not been modified to reflect fees and expenses. The first columns of performance numbers of the Average Annual Total Returns tables reflect the deduction of the maximum front-end sales charge of the Class A shares of the respective Fund from a hypothetical investment made in the first year of the one-, three-, five- and ten-year periods, respectively. The Annual Total Returns tables for the Composites do not reflect the deduction of any sales loads, which would have reduced those performance numbers. The accounts in the Composites do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits of the 1940 Act or Subchapter M of the Code. Returns may have been lower if the Composites had been subject to these regulations. The aggregate returns of the accounts reflected in the Composites may not reflect the returns of any particular account that is advised or sub-advised by Delaware Management and JPMorgan, respectively.

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Delaware Management

Average Annual Total Returns

(as of December 31, 2011)

		Delaware Emerging Markets Equity Composite (At Max Sales Charge)(1)	Delaware Emerging Markets Equity Composite (With No Sales Charge)	MSCI Emerging Markets IndexSM	Morningstar Diversified Emerging Markets Category Average
One Year	%	(23.83)	(19.18)	(18.42)	(19.86)
Three Years	%	18.44	20.80	20.07	24.41
Five Years	%	3.30	4.53	2.40	11.09
Ten Years	%	N/A	N/A	N/A	N/A

Annual Total Returns

(as of December 31 of each year)

		Delaware Emerging Markets Equity Composite (With No Sales Charge)	MSCI Emerging Markets IndexSM	Morningstar Diversified Emerging Markets Category Average
2011	%	(19.18)	(18.42)	(19.86)
2010	%	19.73	18.88	19.26
2009	%	82.20	78.51	73.81
2008	%	(50.60)	(53.33)	(54.44)
2007	%	43.27	39.39	36.68
2006	%	38.72	32.17	32.06
Since Inception (October 1, 2005)%		10.97	34.00	31.54

(1)          Reflects a deduction of the maximum applicable Class A sales charge of 5.75%.

JPMorgan

Average Annual Total Returns

(as of December 31, 2011)

		JPMorgan Emerging Markets Equity Composite (At Max Sales Charge)(1)	JPMorgan Emerging Markets Equity Composite (With No Sales Charge)	MSCI Emerging Markets IndexSM	Morningstar Diversified Emerging Markets Category Average
One Year	%	(21.63)	(16.81)	(18.42)	(19.86)
Three Years	%	21.94	24.37	20.07	24.41
Five Years	%	3.69	4.92	2.40	11.09
Ten Years	%	N/A	N/A	N/A	N/A

Annual Total Returns

(as of December 31 of each year)

		JPMorgan Emerging Markets Equity Composite (With No Sales Charge)	MSCI Emerging Markets IndexSM	Morningstar Diversified Emerging Markets Category Average
2011	%	(16.81)	(18.42)	(19.86)
2010	%	24.74	18.88	19.26
2009	%	85.49	78.51	73.81
2008	%	(54.48)	(53.33)	(54.44)
2007	%	45.14	39.39	36.68

(1)          Reflects a deduction of the maximum applicable Class A sales charge of 5.75%.

Administrator

Subject to the supervision of the Board, ING Funds Services provides all the administrative services reasonably necessary for the ordinary operation of each Fund other than the investment advisory services

17

performed by the Adviser or the sub-advisers including, but not limited to, acting as a liaison among the various service providers to the Funds, including the custodian, transfer agent, and such other service providers as may be retained by the Funds.

Distributor

IID is the principal underwriter and distributor of each Fund.  It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.  IID is a member of the Financial Industry Regulatory Authority (“FINRA”).  To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999

What are the Key Differences in the Rights of Shareholders of Emerging Countries Fund and Emerging Markets Fund?

Each Fund is organized as a separate series of ING Mutual Funds.  Consequently, there are no key differences in the rights of shareholders of the Funds.

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement.  Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of Emerging Countries Fund in exchange for shares of beneficial interest of Emerging Markets Fund and the assumption by Emerging Markets Fund of all of Emerging Countries Fund’s liabilities; and (ii) the distribution of shares of Emerging Markets Fund to shareholders of Emerging Countries Fund, as provided for in the Reorganization Agreement. Emerging Countries Fund will then be liquidated.

Each shareholder of Class A, Class B, Class C, Class I, and Class W shares of Emerging Countries Fund will hold, immediately after the Closing Date, the corresponding share class of Emerging Markets Fund having an aggregate value equal to the aggregate value of the shares of Emerging Countries Fund held by that shareholder as of the close of business on the Closing Date.  In the interest of economy and convenience, shares of Emerging Markets Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Emerging Countries Fund.  The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement.  The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds.  Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be shared equally by Emerging Countries Fund and the Adviser (or an affiliate).  The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.  The expenses of the Reorganization do not include the transition costs described in “Portfolio Transitioning” below.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code.  Accordingly, pursuant to this treatment, neither Emerging Countries Fund nor its

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shareholders, nor Emerging Markets Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.  That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Portfolio Transitioning

As discussed above, in anticipation of the Reorganization the Board approved changes to the investment objective and investment strategies of Emerging Countries Fund to align them with those of Emerging Markets Fund.  Since the Funds now have substantially identical investment objectives and investment strategies, the Sub-Advisers do not anticipate needing to sell a significant portion of Emerging Countries Fund’s holdings shortly prior to the Closing Date if the Reorganization is approved.  If any of Emerging Countries Fund’s holdings are sold prior to the Closing Date, the proceeds of such sales are expected to be invested in securities that the Sub-Advisers wish for Emerging Markets Fund to hold and temporary investments, which will be delivered to Emerging Markets Fund at the Closing Date. During the transition period, Emerging Countries Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply.  After the Closing Date of the Reorganization, the Sub-Advisers, as the sub-advisers to Emerging Markets Fund, may also sell portfolio holdings that it acquired from Emerging Countries Fund, and Emerging Markets Fund may not be immediately fully invested in accordance with its stated investment strategies.  In addition, each Fund may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and exchange-traded funds, and enter into and close futures contracts or other derivative transactions.  Such sales and purchases by the Funds during the transition period may be made at a disadvantageous time and would result in increased transaction costs that are borne by shareholders.

What is the Board’s recommendation?

Based upon its review, the Board has determined that the Reorganization is in the best interest of Emerging Countries Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including the Independent Trustees, approved the Reorganization and voted to recommend to shareholders that they approve the Reorganization.  The Board is therefore recommending that Emerging Countries Fund’s shareholders vote “FOR” the Reorganization.

What factors did the Board consider?

The Board, in approving the Reorganization, considered a number of factors, including, but not limited to, the following: (1) an analysis of potential affiliated and unaffiliated sub-advisers that could replace IIM B.V.; (2) ING Investments’ analysis of potential alternative portfolios that could have served as a merger partner for Emerging Countries Fund other than Emerging Markets Fund; (3) the gross and net expense ratios that current shareholders of Emerging Countries Fund are expected to experience as a result of the Reorganization; (4) the comparative fee structure of the Funds; (5) the composite performance of the sub-advisers to Emerging Markets Fund as compared to the performance of Emerging Countries Fund for the one-, three-, and five-year periods ended December 31, 2011 as well as the comparative investment performance for prior calendar years; (6) the similarity and differences in investment styles between Emerging Countries Fund and Emerging Markets Fund; (7) significantly larger combined asset size, which is likely to result in economies of scale for the benefit of current shareholders of Emerging Countries Fund; (8) the other potential benefits of the Reorganization to Emerging Countries Fund’s shareholders; (9) the direct or indirect costs to be incurred by each Fund and its shareholders in connection with the Reorganization, including the cost of transitioning Emerging Countries Fund; (10) the expected tax consequences of the Reorganization to Emerging Countries Fund and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and (11) the Board’s determination that the Reorganization will not dilute the interests of the shareholders of either of the Funds.

What is the required vote?

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the shares entitled to vote.

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What happens if shareholders do not approve the Reorganization Agreement?

If shareholders of Emerging Countries Fund do not approve the Reorganization Agreement, Emerging Countries Fund will continue to be managed by ING Investments and the sub-advisers as described in the prospectus, and the Board will determine what additional action should be taken.

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ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

The Funds are each organized as a separate series of ING Mutual Funds (“IMF”), an open-end management investment company organized as a Delaware statutory trust.  IMF is governed by a board of trustees consisting of 10 members.  For more information on the history of IMF, see the SAI of the Funds dated February 29, 2012.

Dividends and Other Distributions

The Funds generally distribute most or all of their net earnings in the form of dividends, consisting of ordinary income and capital gains distributions.  Each Fund distributes capital gains, if any, annually.  Each Fund also declares and pays dividends consisting of ordinary income, if any, annually.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Funds as of October 31, 2011 and on a pro forma basis as of October 31, 2011, giving effect to the reorganization

	Emerging Countries Fund	Emerging Markets Fund	Adjustments		Emerging Countries Fund Pro Forma
Class A
Net Assets	$61,674,807	$21,092	$(56,722	)(1)	$61,639,177
Net Asset Value Per Share	$24.71	$10.74	—		$10.74
Shares Outstanding	2,495,478	1,964	3,241,774	(2)	5,739,216

Class B
Net Assets	$1,899,576	N/A	$(1,747	)(1)	$1,897,829
Net Asset Value Per Share	$24.15	N/A	—		$10.73
Shares Outstanding	78,658	N/A	98,213		176,871

Class C
Net Assets	$10,668,913	$3,231	$(9,812	)(1)	$10,662,332
Net Asset Value Per Share	$22.67	$10.73	—		$10.73
Shares Outstanding	470,610	301	522,782	(2)	993,693

Class I
Net Assets	$8,103,641	$90,223,675	$(7,453	)(1)	$98,319,863
Net Asset Value Per Share	$24.92	$10.74	—		$10.74
Shares Outstanding	325,123	8,400,490	(325,123	)(2)	8,400,490

Class W
Net Assets	$3,361,314	$3,232	$(3,091	)(1)	$3,361,455
Net Asset Value Per Share	$26.02	$10.74	—		$10.74
Shares Outstanding	129,195	301	183,489	(2)	312,985

(1)          Reflects adjustment for estimated onetime merger expenses and transition costs.

(2)          Reflects new shares issued, net of retired shares of Emerging Countries Fund.  (Calculation:  Net Assets ÷ NAV per share).

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GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of Emerging Countries Fund’s shareholders.

How is my proxy being solicited?

Emerging Countries Fund has retained D. F. King & Co., Inc. (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $18,700 which will be shared equally between Emerging Countries Fund and the Adviser.  As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail.  The Solicitor’s representative will explain the process, read the proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal.  Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement.  The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot.  Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (888) 605-1957.  In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.  Please complete and execute your Proxy Ballot.  If you followed the instructions when you voted, your proxies will vote your shares as you have directed.  If you submitted your Proxy Ballot but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the IMF a written revocation or a duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the proposals and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements

Each shareholder of Emerging Countries Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  One third of the interests in the trust present in person or by proxy shall constitute a quorum at any shareholder meeting.  Shares have no preemptive or subscription rights.

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Only shareholders of Emerging Countries Fund at the close of business on March 30, 2012 (the “Record Date”) will be entitled to be present and give voting instructions for Emerging Countries Fund at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on June 27, 2012.  As of the Record Date, the following shares of beneficial interest of Emerging Countries Fund were outstanding and entitled to vote:

Class	Shares Outstanding
A
B
C
I
W
Total

If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournment(s) in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

[Confirm] [To the knowledge of the Adviser, as of March 30, 2012, no current Director/Trustee owns 1% or more of the outstanding shares of the Funds, and the officers and Trustees own, as a group, less than 1% of the shares of the Funds.]

Appendix D hereto lists the persons that, as of March 30, 2012 owned beneficially or of record 5% or more of the outstanding shares of any class of Emerging Countries Fund or Emerging Markets Fund.

Can shareholders submit proposals for consideration in a Proxy Statement?

Emerging Countries Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act.  A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed.  Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

What if a proposal that is not in the Proxy Statement/Prospectus comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including any proposal to adjourn the meeting.  At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement/Prospectus.

What is “householding”?

Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at 1-800-992-0180.  If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at 1-800-992-0180.

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Who pays for this Proxy Solicitation/Prospectus?

Emerging Countries Fund and the Adviser (or an affiliate) will equally share the expenses in connection with the Notice and this Proxy Statement/Prospectus or the Special Meeting of Shareholders.  These expenses include the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed proxy ballot is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the Internet.  Please follow the voting instructions as outlined on your proxy ballot.

Huey P. Falgout, Jr.
Secretary

May 15, 2012
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

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APPENDIX A:  AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 12th day of January, 2012, by ING Mutual Funds (“IMF”), a Delaware statutory trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of ING Emerging Markets Equity Fund (the “Acquiring Fund”) and ING Emerging Countries Fund (the “Acquired Fund”), each a separate series of IMF.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class I and Class W voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of IMF has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, by the Acquiring Fund are in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of IMF has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction; and

WHEREAS, the Acquiring Fund does not currently offer Class B shares; however, it has been proposed that the Agreement is subject to approval by shareholders of the Acquired Fund, and upon shareholders’ approval, the Acquiring Fund will start offering Class B shares and the Class B shares of the Acquired Fund will be reorganized with and into Class B shares of the Acquiring Fund.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.                                      TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1.                              Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.                              The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3.                            The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date.  The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.                              Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to its Class A, Class B, Class C, Class I and Class W shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1; and (ii) completely liquidate.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”).  The aggregate net asset value of Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be so credited to shareholders of Class A, Class B, Class C, Class I and Class W shares of the Acquired Fund shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date.  All issued and outstanding Class A, Class B, Class C, Class I and Class W Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class I and Class W shares of the Acquired Fund will represent a number of   the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3.  The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares in connection with such exchange.

1.5.                              Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, as defined in paragraph 3.3.

1.6.                              Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.                                      VALUATION

2.1.                              The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Board of Trustees of IMF.

2.2.                              The net asset value of a Class A, Class B, Class C, Class I and Class W Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional and valuation procedures established by the Board of Trustees of IMF.

2.3.                              The number of the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C, Class I and Class W shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same Class determined in accordance with paragraph 2.2.

2.4.                              All computations of value shall be made by the Acquired Fund’s designated record keeping agent and shall be subject to review by Acquiring Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3.                                    CLOSING AND CLOSING DATE

3.1.                              The Closing Date shall be July 20, 2012 or such other date as the parties may agree.  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties.  The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time.  The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

3.2.                              The Acquired Fund shall direct the Bank of New York Mellon, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.  The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3.                              The Acquired Fund shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class, Class B, Class C, Class I and Class W shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.                              In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of IMF, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.                                      REPRESENTATIONS AND WARRANTIES

4.1.                              Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of IMF, IMF, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)                                  The Acquired Fund is duly organized as a series of IMF, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under IMF’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                                 IMF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)                                  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)                                 The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                                  On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)                                    The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IMF’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IMF, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IMF, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)                                 All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

(h)                                 Except as otherwise disclosed in writing to and accepted by IMF, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business.  IMF, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)                                     The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2011 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)                                     Since October 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund  (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(k)                                  On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)                                     For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 therunder;

(m)                               All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3.  The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n)                                 The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of IMF, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)                                 The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)                                 The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.                              Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of IMF, IMF, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)                                  The Acquiring Fund is duly organized as a series of IMF, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under IMF’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)                                 IMF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, are in full force and effect;

(c)                                  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)                                 The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)                                  On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)                                    The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IMF’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IMF, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IMF, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)                                 Except as otherwise disclosed in writing to and accepted by IMF, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against IMF, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business.  IMF, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)                                 The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 2011 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)                                     Since October 31, 2011, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund  (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

(j)                                     On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)                                  For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 thereunder;

(l)                                     All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by IMF and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)                               The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of IMF, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)                                 The Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o)                                 The information to be furnished by IMF for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)                                 That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials with respect to the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.                                      COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1.                              The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.                              The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.                              The Acquired Fund covenants that the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.                              The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5.                              Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.                              The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7.                              As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares received at the Closing.

5.8.                              The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.                              IMF, on behalf of the Acquired Fund, covenants that IMF will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as IMF, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) IMF’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) IMF’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.                        The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of IMF, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at IMF’s election, to the performance by IMF, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.                              All representations and warranties of IMF, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.                              IMF, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of IMF, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

6.3.                              IMF, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IMF, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.                              The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.                                      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of IMF, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at IMF’s election, to the performance by IMF, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.                              All representations and warranties of IMF, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.                              IMF shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of  IMF;

7.3.                              IMF, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of IMF, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4.                              IMF, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IMF, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.                              The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.                              The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.                                      FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to IMF, on behalf of the Acquired Fund, or IMF, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1.                              The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of IMF’s Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, IMF may not, either on behalf of the Acquiring Fund or on behalf of the Acquired Fund, waive the conditions set forth in this paragraph 8.1;

8.2.                              On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.                              All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by IMF to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.                              The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.5.                              The parties shall have received the opinion of Dechert LLP addressed to IMF substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes.  The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of IMF.  Notwithstanding anything herein to the contrary, neither Acquiring Fund nor the Acquired Fund may waive the condition set forth in this paragraph 8.5.

9.                                      BROKERAGE FEES AND EXPENSES

9.1.                              IMF, on behalf of each of the Acquired Fund, and the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2                               The expenses relating to the proposed Reorganization will be borne equally by (i) the investment adviser to the Acquiring Fund (or an affiliate of the investment adviser) and (ii) the Acquired Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings.  Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.       TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before October 31, 2012, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith.  In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

11.       AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of IMF; provided, however, that following the meeting of the shareholders of the Acquired Fund called by IMF pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

12.       NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Mutual Funds
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034
Attn: Huey P. Falgout, Jr.

With a copy to:
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
Attn: Jeffrey S. Puretz.

13.       HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1.                                                                        The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2.                                                                        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3.                                                                        This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

13.4.                                                                        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5.                                                                        It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund, as the case may be, as provided in the Declaration of Trust of IMF.  The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

ING MUTUAL FUNDS, on behalf of its

ING Emerging Markets Equity Fund series

By:

Name:	Todd Modic

Title:	Senior Vice President

ING MUTUAL FUNDS, on behalf of its

ING Emerging Countries Fund series

By:

Name:	Kimberly A. Anderson

Title:	Senior Vice President

APPENDIX B:  ADDITIONAL INFORMATION REGARDING ING EMERGING MARKETS EQUITY FUND

Class of Shares

Choosing A Share Class

When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of the ING Emerging Markets Equity Fund (the “Fund”); (2) the amount of your investment; (3) the expenses you’ll pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.

The tables below summarize the features of the classes of shares available through this Prospectus. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection withs the reinvestment of any distributions and permitted exchanges.  Specific Fund charges may vary so you should review the Fund’s fee table as well as the section entitled “Sales Charges” in this Prospectus.

Summary of primary differences among share classes:

Class A

Initial Sales Charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent Deferred Sales Charge	None (except that a charge of 1.00% applies to certain redemptions made within one or two years)
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class B

Initial Sales Charge	None
Contingent Deferred Sales Charge	5.00% declining to 0% after six years from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	May not be purchased or acquired except by the reinvestment of dividends and permitted exchanges
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	Automatic conversion to Class A shares after eight years, so annual expenses decrease.

Class C

Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class I

Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class W

Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase(1)/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

(1)               Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

Please refer to the minimum investments table on page 8 for additional information.

The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares.

Because the Fund may not be able to identify an individual investor’s trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Fund cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.

You and/or your financial intermediary also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI dated February 29, 2012 discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.

Distribution Plan and/or Shareholder Service Plan

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.

The Fund has adopted a 12b-1 Plan for Class A, Class B, and Class C shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

Fund	Class A	Class B	Class C
ING Emerging Markets Equity	0.25%	1.00%	1.00%

Sales Charges

The Fund makes available in a clear and prominent format, free of charge, on its website, (www.INGInvestment.com), information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers, eligibility minimums, and purchases of the Fund’s shares. The website includes hyperlinks that facilitate access to the information.

Class A Shares

This section includes important information about sales charges and sales charge reduction programs available to investors in the Fund’s Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Class A shares of the Fund are sold subject to the following sales charge:

Your Investment	As a % of the offering price	As a % of net asset value
Less than $50,000	5.75	6.10
$50,000 - $99,999	4.50	4.71
$100,000 - $249,999	3.50	3.63
$250,000 - $499,999	2.50	2.56
$500,000 - $999,999	2.00	2.04
$1,000,000 and over(1)	N/A	N/A

(1)               See “Contingent Deferred Sales Charges — Class A Shares” below.

Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998 at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Funds.

Contingent Deferred Sales Charges  — Class A Shares

Investments of $1 Million or More.  There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, the shares will be subject to a 1.00% CDSC if they are redeemed within eighteen months from the date of purchase. For investments made prior to July 1, 2011, shareholders who invested $1,000,000 - $2,499,999 will be subject to a 1.00% CDSC fee if they redeem their shares within 18 months(reduced from 2 years) from the date of purchase. Shareholders who invested $2,500,000 - $4,499,999 will be subject to a 0.50% CDSC fee if they redeem their shares within one year from the date of purchase, and shareholders who invested $5,000,000 or more will be subject to a 0.25% CDSC fee if they redeem their shares within one year from the date of purchase.

CDSC — Class B and Class C Shares

Unless you are eligible for a waiver, if you sell your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules.  It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.

Class B and Class C shares are offered at their NAV per share without any initial sales charge.  However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them.  The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption.  The CDSCs are as follows:

Class B Deferred Sales Charge

Years after Purchase	CDSC on shares being sold
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

Class C Deferred Sales Charge

Years after Purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	None

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired though the reinvestment of dividends and capital gains distributions.

CDSC on Exchange into ING Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from the Fund described in this Proxy/Prospectus into ING Senior Income Fund.  However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by ING Senior Income Fund, the Fund’s CDSC will apply.  After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.

Reduced or Waived Front-End Sales Charges

Investors in the Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege.  These programs are summarized below and are described in greater detail in the SAI dated February 29, 2012.

You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules.  You may do this by:

•                  Letter of Intent — lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;

•                  Rights of Accumulation — lets you add the value of shares of any open-end ING Fund (excluding ING Money Market Fund) you already own the amount of your next purchase for purposes of calculating the sales charge; or

•                  Combination Privilege — shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV.  This may be done by:

•                  Reinstatement Privilege — If you sell Class A shares of the Fund (or shares of other ING Funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of any ING Fund within 90 days.  For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI dated February 29, 2012; or

•                  Purchases by Certain Accounts — Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries.

See the Account Application or the SAI dated February 29, 2012 for details, or contact your financial intermediary or a Shareholder Services Representative for more information.

Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers.

CDSC Waivers.  If you notify the Fund’s transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A, Class B, and Class C shares will be waived in the following cases:

•                  Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•                  For  Class B and Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

•                  Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account (“IRA”).

•                  Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.

Reinstatement Privilege.   If you sell Class A, Class B, or Class C shares of the Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class B or Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI dated February 29, 2012 for more information. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund held in all of the investor’s accounts held directly with the Trust or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

How Shares Are Priced

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

The NAV per share of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of the Fund is calculated by taking the value of the Fund’s assets attributable to the class, subtracting the Fund’s liabilities attributable to the class, and dividing by the number of shares of the class that are outstanding. To the extent the Fund invests in other open-end funds (other than exchange-traded funds (“ETFs”)), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Fund will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund’s NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. When market quotations are not available or are deemed unreliable, the Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable:

•                  Securities of an issuer that has entered into a restructuring;

•                  Securities whose trading has been halted or suspended;

•                  Debt securities that have gone into default and for which there are no current market value quotations; and

•                  Securities that are restricted as to transfer or resale.

The Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Fund’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

When you buy shares, you pay the net asset value NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

How to Buy Shares

Make your investment using the methods outlined in the following table.

Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.

By Mail	Make your check payable to ING Funds and mail it with a completed Account Application. Please indicate your financial	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to ING

	intermediary on the New Account Application	Funds to the address on the account statement. Please write your account number on the check.

By Wire

Call Shareholder Services at (800) 992-0180 to obtain an account number and indicate your financial intermediary on the account.

Instruct your bank to wire funds to the Fund in the care of:

Bank of New York Mellon

ABA# 011001234

Credit to:  BNY Mellon Investment Servicing (U.S.) Inc. as Agent for ING Funds

A/C #0000733938; for further credit to Shareholder A/C #

(A/C # you received over the telephone)

Shareholder Name:

          (Your Name Here)

After wiring funds you must complete the Account Application and send it to:

ING Funds

P.O. Box 9772

Providence, RI  02940-9772

Wire the funds in the same manner described under “Opening an Account.”

Customer Identification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:

•                  Name;

•                  Date of birth (for individuals);

•                  Physical residential address (although post office boxes are still permitted for mailing); and

•                  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler’s checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.

The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Class A, Class B, and Class C Shares

Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.

Class B shares are closed to new investors and additional investments from existing shareholders except in connection with the reinvestment of any distributions and permitted exchanges.

Class I Shares

Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) other registered investment companies.

Class W Shares

Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) by other ING Funds in the ING Family of Funds.

In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by ING) into an ING Fund or through an ING approved broker-dealer (currently, ING Financial Partners, Inc.): (1) current and retired officers and Directors/Trustees of the ING Funds; (2) current and retired officers, directors, and full-time employees of ING Investments, LLC, Directed Services LLC, any ING Fund’s sub-adviser, ING Investments Distributor, LLC, and any affiliate of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); and (5) discretionary advisory accounts of ING Investments, LLC, Directed Services LLC, any ING Fund’s sub-adviser, or ING Investments Distributor, LLC.

Retirement Plans

The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of such accounts.

Make your investment using the purchase minimum guidelines in the following table.

Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Regular accounts	A/C/W(1)	$1,000	No minimum
	I(1)	$250,000
Retirement accounts	A/C	$250	No minimum
	I(1)	$250,000
Pre-Authorized Investment Plan	A/C	$1,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum
		$250,000

(1)               Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

How to Sell Shares

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.

If you are a participant in a qualified plan, you should make redemptions though your plan administrator or sponsor, who is responsible for transmitting orders.

Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary

You may sell shares by contracting your financial intermediary.  Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.

By Mail

Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

ING Funds

P.O. Box 9772

Providence, RI  02940-9772

If certificated shares have been issued, the certificate must accompany the written request.  Corporate investors and other associations must have an appropriate certification on file authorizing redemptions.  A suggested form of such certification is provided on the Account Application.  A signature guarantee may be required.

By Telephone — Expedited Redemption

You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.

Receiving Proceeds By Check:

You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

Receiving Proceeds By Wire:

You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

Class A and Class C

•                  Your account must have a current value of at least $10,000.

•                  Minimum withdrawal amount is $100.

•                  You may choose from monthly, quarterly, semi-annual or annual payments.

Class I and Class W

•                  Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.

•                  Minimum withdrawal amount is $1,000.

•                  You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI dated February 12, 2012.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the transfer agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the transfer agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the transfer agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the transfer agent of a request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.

A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI dated February 29, 2012 for more details on the medallion signature guarantee program.

The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Telephone Orders

The Fund and the transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and the transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and the transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Small Accounts

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund’s minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

How to Exchange Shares

Exchanges Between Shares of ING Funds

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the ING Fund to be received in the exchange. If you purchase Class A shares of ING Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another ING Fund. Additionally, Class L shares of ING Money Market Fund may be exchanged for Class C shares of any other ING Fund.

If you exchange shares of a Fund that are subject to a CDSC into shares of another ING Fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.

If you acquired Class L shares of ING Money Market Fund through an exchange from Class C shares of an ING Fund that were subject to a CDSC and then exchange your Class L shares of ING Money Market Fund for Class C shares of another ING Fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of ING Money Market Fund will not count toward the CDSC holding period.

If you acquired Class L shares of ING Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of ING Money Market Fund into Class C shares of another ING Fund, you will become subject to any CDSC that applies to the ING Fund into which you exchange. The time you held your Class L shares of ING Money Market Fund will not count toward the CDSC holding period of the ING Fund into which you exchanged.

Exchanges Between Classes of Shares of the Same Fund

You may exchange Class B, Class C, and Class W shares of a Fund for Class I shares of the same Fund, or you may exchange Class A shares and Class I shares of a Fund for any other class of the same Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through an ING approved broker-dealer (currently, ING Financial Partners, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.

Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of ING Funds.

Additional Information About Exchanges

Fees and expenses differ among ING Funds and among share classes of the same Fund. Please read the prospectus for the ING Fund and share class you are interested in prior to exchanging into that ING Fund or share class. Contact your financial intermediary or consult your plan documents for additional information.

An exchange of shares of a Fund for shares of another ING Fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among ING Funds and among classes of shares of the same Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for ING Senior Income Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of ING Senior Income Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

In addition to each Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

You will automatically have the ability to request an exchange between ING Funds by calling a Shareholder Services Representative unless you market the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege.  A Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.

Systematic Exchange Privilege

Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days’ prior written notice to shareholders.

Frequent Trading - Market Timing

The Fund is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder’s or retirement plan participant’s intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund’s frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Fund will not be liable for any loss resulting from rejected orders or other actions as described above.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Fund. However, to the extent that the Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Fund’s shares which negatively affects long-term shareholders.

The Fund’s Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. In general, shareholders may make exchanges among their accounts with ING Funds once every thirty (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:

•                  Any shareholder or financial adviser initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;

•                  Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and

•                  Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.

The following transactions are excluded when determining whether trading activity is excessive:

•                  Purchases and sales of Fund shares in the amount of $5,000 or less;

•                  Transfers associated with systematic purchases or redemptions;

•                  Purchases and sales of funds that affirmatively permit short-term trading;

•                  Rebalancing to facilitate fund-of-fund arrangements or the Fund’s systematic exchange privileges;

•                  Purchases or sales initiated by ING Funds; and

•                  Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund’s policy.

Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.

If a violation of the policy is identified, the following action will be taken:

•                  Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.

•                  Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred eighty (180) days.

•                  No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.

On the next business day following the end of the ninety (90) or one hundred eighty (180) day suspension any trading restrictions placed on the account(s) shall be removed.

The Fund reserves the right to modify this policy at any time without prior notice.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients’ transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Fund’s Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund’s Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

In some cases, the Fund will rely on the intermediaries’ excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

Payments to Financial Intermediaries

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “ING”) may compensate an intermediary for selling ING mutual funds.

Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each broker-dealer selling the Fund defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund’s Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in ING mutual funds; (2) a percentage of that entity’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund’s shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund’s shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.

The Fund’s Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds as of the last calendar year are:

Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Financial Network Investment Corporation; ING Financial Advisers, LLC; ING Financial Partners, Inc., ING Life Insurance & Annuity; ING Variable Annuity; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services Corporation; Oppenheimer & Co., Inc.; Pershing, LLC; PrimeVest Financial Services, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Sharebuilder Securities Corporation; Stifel Nicolas & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, LLC; and Wells Fargo Advisors, LLC.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

Dividends, Distributions, and Taxes

Dividends and Distributions

The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends and pays dividends consisting of ordinary income, if any, annually.

To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.

Dividend Reinvestment

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another ING Fund that offers the same class of shares.  If you are a shareholder of ING Prime Rate

Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end ING Fund.

Tax Matters

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.

The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

Under current U.S. federal income tax law (in effect for taxable years beginning on or before December 31, 2012), distributions of earnings from qualifying dividends received by the Fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains (which is currently generally taxable at a maximum rate of 15% for taxable years beginning on or before December 31, 2012), instead of at the ordinary income rate, provided certain requirements are satisfied.

Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

The Fund is required to withhold a legally determined portion, currently 28% (scheduled to increase to 31% after 2012), of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with a shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.

Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which would entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by the Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. You would be entitled to treat the foreign income taxes withheld as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code of 1986 with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Please see the SAI dated February 29, 2012 for further information regarding tax matters.

Account Policies

Account Access

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.INGInvestment.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.

Privacy Policy

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.INGInvestment.com, or see the privacy promise that accompanies any Prospectus obtained by mail.

Householding

To reduce expenses, we may mail only one copy of the Fund’s Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Fund for the period of the share class’ operations.  Certain information reflects financial results for a single share.  The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions).  This information has been derived from the Fund’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm.  The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated October 31, 2011, are incorporated by reference.

Because Class B shares of the Fund had not commenced operations as of October 31, 2011, no financial highlights are provided.

		Income (loss) from investment							Ratios to average net assets
		operations								Expenses			Supplemental
	Net			Net			Net			net of			data
	asset value, beginning of year or period	Net investment income (loss)		realized and unrealized gain (loss)	Total from investment operations	Less Total Distributions	asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)	fee waivers and/or recoupments, if any(2)(3)	Expenses net of all reductions/ additions (2)(3)	Net investment income (loss) (2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
10-11-2011(4) - 10-31-2011	10.00	(0.00	)*	0.74	0.74	—	10.74	7.40	1.77	1.50	1.50	(0.99)	21	1

Class C
10-11-2011(4) - 10-31-2011	10.00	(0.00	)*	0.73	0.73	—	10.73	7.30	2.52	2.25	2.25	(0.28)	3	1

Class I
10-11-2011(4) - 10-31-2011	10.00	0.00	*	0.74	0.74	—	10.74	7.40	1.52	1.25	1.25	0.62	90,224	1

Class W
10-11-2011(4) - 10-31-2011	10.00	0.00	*	0.74	0.74	—	10.74	7.40	1.52	1.25	1.25	0.69	3	1

(1)               Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges.  Total return for periods less than one year is not annualized.

(2)               Annualized for periods less than a year.

(3)               Expense ratios reflect operating expenses of a Fund.  Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur.  Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements.  Expenses net of all reductions/additions represent the net expenses paid by a Fund.  Net investment income (loss) is net of all such additions or reductions.

(4)               Commencement of operations.

*                      Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%

APPENDIX C:  PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF ING EMERGING COUNTRIES FUND PRIOR TO MARCH 12, 2012

Prior to March 12, 2012, ING Emerging Countries Fund (the “Fund”) pursued its investment objective through different principal investment strategies which are described in more detail below.  Under both the current and prior investment strategies, the Fund invests primarily in the securities of issuers in emerging markets.  Under the current investment strategy, the Fund may invest in real estate investment trusts, non-investment grade bonds, and derivatives.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of companies located in a number of different countries with emerging securities markets. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. An issuer is considered to be located in a country with an emerging securities market if: (i) the issuer is organized in a country with an emerging securities market; (ii) the principal securities market for the issuer is in a country with an emerging securities market; (iii) the issuer is listed on a securities exchange in a country with an emerging securities market; or (iv) the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in a country with an emerging securities market or at least 50% of the issuer’s assets are located in a country with an emerging securities market.

Under normal conditions, the Fund invests at least 75% of its assets in common and preferred stocks, warrants, and convertible securities. The Fund may invest up to 20% of its assets in securities of U.S. and other developed market issuers, including investment-grade debt securities of U.S. issuers.

The Fund may invest in companies of any market capitalization.  The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

In selecting securities of companies located in countries with emerging secuities markets, the sub-adviser (“Sub-Adviser”) uses an active approach. By means of bottom-up fundamental analysis supported by top-down macro-economic analysis and quantitative screening, the Sub-Adviser identifies companies which it believes have good earnings growth prospects and return potential. To help in this process, the Sub-Adviser scores the emerging markets stocks on a wide range of quantitative and qualitative measures, with particular attention paid to long-term and short-term earnings growth prospects and valuation measures. The Sub-Adviser seeks securities of emerging market issuers which are relatively liquid and covered by professional securities analysts.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its assets.

Principal Risks

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges.  If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

C-1

Currency To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments. Foreign investment risks typically are greater in developing and emerging markets than in developed markets.

Interest Rate With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market Stock prices are volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities or may not favor equities at all.

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

C-2

APPENDIX D:  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of March 30, 2012:

ING Emerging Countries Fund

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*

ING Emerging Markets Equity Fund

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*

*                 On a pro forma basis, assuming that the value of the shareholder’s interest in the Fund on the date of consummation of the Reorganization is the same as on March 30, 2012.

D-1

PART B

ING Mutual Funds

Statement of Additional Information

May 15, 2011

Acquisition of the Assets and Liabilities of: ING Emerging Countries Fund (A Series of ING Mutual Funds) 7337 East Doubletree Ranch Road,Suite100 Scottsdale, Arizona 85258-2034	By and in Exchange for Shares of: ING Emerging Markets Equity Fund (A Series of ING Mutual Funds) 7337 East Doubletree Ranch Road, Suite100 Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Mutual Funds’ (“SAI”) is available to the shareholders of ING Emerging Countries Fund (“Emerging Countries Fund”, a series of ING Mutual Funds, in connection with a proposed transaction whereby all of the assets and liabilities of Emerging Countries Fund will be transferred to ING Emerging Markets Equity Fund (“Emerging Markets Equity Fund,” together with Emerging Countries Fund, the “Funds, each a “Fund”), a series of ING Mutual Funds, in exchange for shares of Emerging Countries Fund.

This SAI consists of: (i) this cover page; (ii) the Portfolio Managers’ Report for Emerging Countries Fund; (iii) the accompanying pro forma financial statements; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.               The SAI for Emerging Countries Fund and Emerging Markets Equity Fund, dated February 29, 2012, as filed on February 27, 2012 (File No. 811-07428).

2.               The Financial Statements of Emerging Countries Fund included in the Annual Report dated October 31, 2011, as filed on January 6, 2012 and the Semi-Annual Report dated April 30, 2011, as filed on July 7, 2011 (File No: 811-07428) and the Financial Statements of Emerging Markets Equity Fund included in the Annual Report dated October 31, 2011, as filed on January 6, 2012 (File No.: 811-07428).

This SAI is not a prospectus.  A Proxy Statement/Prospectus dated May 15, 2012, relating to the Reorganization of Emerging Countries Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-366-0066.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

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ING Emerging Markets Equity Fund

Set forth below is an excerpt from the annual report of ING Emerging Markets Equity Fund (“Emerging Markets Fund”) dated October 31, 2011.

*           *           *           *

Market Perspective:  Year Ended October 31, 2011

As the first half of our fiscal year ended, commentators were wondering what it would take to spoil investors’ collective appetite for risky assets. Global equities in the form of the MSCI World IndexSM, measured in local currencies, including net reinvested dividends, were up 11.55%, despite an earthquake, tsunami and nuclear crisis in Japan, as well as the violent uncertainties of the “Arab Spring” in North Africa and the Middle East, not to mention a European sovereign debt crisis. Many of the developed world’s economies including the US, seemed to be returning to health, boosted by heavy, ongoing doses of stimulative and monetary medicine.

But as the year wore on the patient took a turn for the worse, the MSCI World IndexSM falling for five consecutive months by over 17% before a remarkable October rally clawed back about half of this. For the whole fiscal year global equities rose by just 0.24%. (The MSCI World IndexSM returned 1.76% for the entire year, measured in U.S. dollars.)

A confluence of factors caused the deterioration in outlook after April. That month the latest U.S. unemployment rate was reported at 8.8%, the lowest in 24 months. New private sector jobs well above 200,000 were added in each of January, February and March. But in May the unemployment rate rebounded to 9.1%, where it stayed through October, with 44.6% unemployed for more than 26 weeks. By September the employment report showed zero new jobs created in August. But in a more upbeat October release, this was revised up to 57,000, with September’s new jobs reported at 103,000.

In the housing market a “double dip” in housing prices was confirmed in May, when the S&P/Case-Shiller 20-City Composite Home Price Index fell below the near term trough recorded in April 2009. Sales continued at depressed levels, despite improved affordability and record low mortgage interest rates, as access to credit was tight with many homeowners in negative equity on their properties.

Gross Domestic Product (“GDP”) growth had been reported at 3.1% (quarter-over-quarter, annualized) for the fourth quarter of 2010. On July 29 this was scaled down to 2.3%, among other revisions that showed the recession had been deeper and started earlier than previously thought. Worse, growth in the first quarter of 2011 was a barely perceptible 0.4%. When the next quarter’s figure was finalized at just 1.3%, the common assessment was that the economy was operating at “stall-speed.”

Political deadlock added to the gloom. A stopgap agreement to raise the debt ceiling avoided the risk of the United States defaulting on its debt, but it did not stop Standard & Poor’s from downgrading the country’s credit rating. President Obama’s proposed $447 billion fiscal stimulus package in early September did not even get to a vote.

But in late October third quarter GDP growth was estimated at 2.5%, with private consumption holding up well. By then other keenly watched figures like retail sales, purchasing managers’ indices and durable goods orders had stabilized and the fiscal year ended with the once-feared return to recession looking unlikely.

Despite all this, what moved markets most was news on the euro zone’s sovereign debt crisis, which by early August seemed to be veering out of control. Attention had turned from Greece to the much bigger bond markets of Spain and especially Italy, where 10-year Treasury yields rose above an unsustainable 6%. The European Central Bank stepped in to buy Italian bonds — and some time. Finally on October 27, after numerous false starts, euro zone leaders announced a comprehensive package, involving 50% “haircuts” for the holders of Greek bonds, recapitalization of banks and a bail-out fund with more firepower. But the plan was woefully short on details and a sharp rally in risk assets on the announcement had mostly reversed itself as our fiscal year ended, with Italian bond yields ominously back above 6%.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 5.00% in the year through October, practically all in the second half, reflecting increased risk aversion, while the Capital High Yield Bond — 2% Issuer Constrained Composite Index returned 5.16%, practically all in the first

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half. Most notable within the Barclays Capital U.S. Aggregate Bond Index was the 16.52% return on long Treasuries, reflecting declining risk appetite and quantitative easing.

U.S. equities, represented by the S&P 500® Index including dividends, returned 8.09% for the year, thanks to October’s 10.7% surge, the best since December 1999. The operating earnings of S&P 500® companies in the second quarter exceeded their all-time record of exactly four years before, but estimates for future quarters were coming down as October ended.

In currency markets the euro zone’s problems vied with pessimism about the dollar in a stalling, deficit-laden economy. In the end the dollar was little changed against the euro, down 0.35%, while slipping 0.95% against the pound. The dollar also fell back against the yen by 3.20% despite Bank of Japan intervention, as that currency repeatedly breached post-war high levels.

In international markets, the MSCI Japan® Index fell 5.45% in the 12 months through October, as GDP fell for three consecutive quarters in the wake of natural disasters in March. The MSCI Europe ex UK® Index slumped 11.26%, weighed down by the recessionary threat of the sovereign debt crisis. As the period ended, quarterly euro zone growth had shrunk to 0.2% and unemployment stood at 10.2%, a euro-era high. The MSCI UK® Index edged up 1.14%. While GDP growth was at the same low level as in the rest of Europe, the UK’s financials held up rather better, while most sectors posted strong returns.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description

Barclays Capital Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

MSCI All Countries Golden Dragon IndexSM	A broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan. It is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan Index.

MSCI All Country World Index (ex U.S.)	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI All Country World Index	A free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI Emerging Markets Index

An unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to

3

measure developed market equity performance in Europe, excluding the UK.

MSCI Europe, Australasia and Far East® Index

An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Russia 10/40 Index

A free float-adjusted market capitalization index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40@ of the fund’s total assets

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

Russia Trading System Index

A capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia’s most active stocks traded on the RTS. The index is operated by the National Association of Participants in the Securities Markets, a non-profit body.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

S&P Developed ex-US Property Index

An unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries, outside of the United States, that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment. It includes the reinvestment of dividends but is gross of withholding taxes on dividends and does not reflect fees, brokerage commissions or other expenses of investing.

S&P Developed ex-US SmallCap Index

An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.

S&P Developed Property Index

An unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

S&P Euro-Pacific Asia Composite SmallCap Index

An unmanaged float-adjusted index which captures the bottom 15% of companies in the developed European and Pacific markets, based on the cumulative market capitalization of each country, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US $50 million.

S&P North American Natural Resources Sector Index

An unmanaged index and a market-capitalization-weighted index of 112 stocks designed to measure the performance of companies in the natural resources sector, which includes energy, precious metals, timber and other sub-sectors.

S&P/Case-Shiller 20-City Composite	A composite index of the home price index for the top 20 Metropolitan

4

Home Price Index	Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

Portfolio Manager’s Letter

ING Emerging Markets Equity Fund (“Emerging Markets Equity” or the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — J.P. Morgan Investment Management Inc. (“J.P. Morgan”) and Delaware Management Company (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion of the Fund’s assets that is allocated to the sub-adviser. The following individuals are primarily responsible for the day-to-day management of their respective portions of the Fund: George Iwanicki Jr., Managing Director and Anuj Arora, Vice President, of the portion of the Fund that is managed by J.P. Morgan, and Liu-Er Chen, CFA, Chief Investment Officer, Emerging Markets and Healthcare, of the portion of the Fund that is managed by Delaware.

Performance: For the period from inception on October 11, 2011 through October 31, 2011, the Fund’s Class I shares, provided a total return of 7.40%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 10.92% for the same period.

Portfolio Specifics: J.P. Morgan Sleeve(1) — The fund underperformed the MSCI EM IndexSM by approximately 353 basis points. Emerging markets rebounded sharply during October, fueled by the progress in Europe and strong U.S. economic data. Overall, the markets remained focused on developed markets news and were very macro driven. The fund’s rising position in China on expectations of a soft landing from the country’s tighter monetary policy proved premature and weighed on performance. Manufacturing activity, credit growth and inflation moderated, but the market refocused on ongoing macroeconomic concerns, non-performing loans and the potential for a property bubble within the country. From a country perspective, the fund’s overweight exposure in Korea, as well as strong stock selection within the country, contributed to performance. Korean equities, particularly those which are export oriented, responded favorably to positive news flow from developed markets. Recent transactions include reducing cyclicality in the portfolio, and concentrating on more defensive, domestically oriented sectors. Because not all markets, including Brazil, Poland and Hungary, were open for investment at the time of initial funding, futures were used in some instances where market access wasn’t available. This may suppress the tracking error for the fund until access to such markets is granted. Delaware Sleeve(1) — The fund underperformed the MSCI EM IndexSM by approximately 361 basis points. The period coincided with a strong rally in global equity markets that was driven by better-than-expected U.S. economic data, lower perceived risk of a “hard landing” in China, and, most notably, adoption of a plan to resolve the short-term threat of Greek sovereign default, including the recapitalization of the Western European banking sector. From a country perspective, the fund’s holdings in the United States China and Brazil detracted from performance while holdings in Taiwan and Mexico contributed to performance. The fund’s holdings in the consumer staples and consumer discretionary sectors detracted from performance. Its holdings in energy were neutral in terms of contribution and financials contributed positively to performance. The biggest detractor from performance at the security level was Avon Products, Inc. (“Avon”), which fell sharply when it reported weaker-than-expected third quarter of 2011 results and announced that it was the subject of two SEC investigations. In the wake of the poor results, which were especially disappointing in the company’s Brazilian operations, management pledged to undertake a full strategic review, the results of which will be announced in early 2012. We still believe in Avon’s strong franchise in emerging markets and view the current difficulties as marking a trough in its very strong earnings power.

Current Strategy & Outlook: J.P. Morgan Sleeve(1) — Emerging market equities briefly fell below 1.5 times price-to-book value, a level that historically delivered positive returns over the medium term. Although markets remain news driven, aggressive easing by central banks across emerging markets would make us progressively more optimistic. We believe valuations are cheap, consistent fund outflows have begun to moderate and we believe softer commodity prices will alleviate inflationary pressures justifying monetary easing. Our long-term assessment of corporate profitability is positive. We believe using leverage to offset lower margins or falling productivity from poor investment decisions is neither needed, nor widespread. However, we believe earnings expectations will fall further as revenue growth is reduced due to cyclical factors. This may act as a short-term headwind to equity market performance. Delaware Sleeve(1) — While we believe that the long-term prospects for emerging markets are backed by strong and irreversible secular trends — including, among others, higher levels of trade among emerging market countries, prudent fiscal and monetary management and rising levels of disposable incomes—we are more cautious about the markets’ near-term prospects. Already in November 2011,

5

we have seen rising volatility and declining markets as Western Europe continues to grapple with its sovereign debt crisis and due to a new round of cuts to 2012 global growth forecasts.  We believe these two interlinked issues will continue to drive markets over the next several months. These concerns, however, are tempered by pro-active moves in many emerging markets countries to cut interest rates which should be supportive of growth in these countries. Regardless, we have a long-term investment horizon that, in our view, allows us to look beyond temporary challenges or disruptions to businesses that we believe have strong franchises and solid long-term prospects. We remain disciplined in implementing our investment philosophy and process. We seek to buy what we believe are high quality franchises when they are trading at a discount to our estimates of the companies’ intrinsic value. We believe these are the companies that could survive the crisis and prosper in the long-run.

(1)          For purposes of these discussions , “the fund” refers to each Sub-Adviser’s respectively managed portion of ING Emerging Markets Equity Fund

Country Allocation
as of October 31, 2010
(as a percent of net assets)

Brazil	17.6%
South Korea	15.2%
China	14.9%
Russia	7.4%
South Africa	6.3%
Taiwan	5.7%
United States	4.1%
Hong Kong	3.8%
Mexico	3.5%
Thailand	2.8%
Counties between 0.3%-2.3%*	9.5%
Assets in Excess of other Liabilities	9.2%
Net Assets	100.0%

*  Includes 11 countries, which each represent 0.3%-2.3% of net assets.

Portfolio holdings subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

Petroleo Brasileiro SA ADR	3.2%
Samsung Electronics Co., Ltd. GDR	2.3%
iShares MSCI Emerging Markets Index Fund	2.3%
Samsun Electronics Co., Ltd	2.1%
Vale SA ADR	1.9%
Sberbank of Russia ADR	1.8%
Avon Products, Inc.	1.7%
China Construction Bank	1.6%
Itau Unibanco Holding SA ADR	1.6%
Industrial and Commercial Bank of China Ltd.	1.5%

Portfolio holdings subject to change daily

6

Cumulative Total Returns for the Periods Ended October 31, 2011

Since Inception October 11, 2011
Including Sales Charge
Class A(1)-	1.23%
Class C(2)	6.30%
Class I	7.40%
Class R	7.40%
Class W	7.40%
Excluding Sales Charge
Class A(1)-	7.40%
Class C(2)	7.30%
Class I	7.40%
Class R	7.40%
Class W	7.40%
MSCI EM IndexSM	10.92%

(1)               Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)               Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Based on a $10,000 initial investment, the table and graph above illustrate the total return of ING Emerging Markets Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund Shares.

The performance shown may include the effect of the waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

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The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

8

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of Emerging Countries Fund will be transferred to Emerging Markets Equity Fund, in exchange for shares of Emerging Markets Equity Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of October 31, 2011. The first table presents Statements of Assets and Liabilities for each Portfolio and estimated pro forma figures for the combined Portfolio.  The second table presents Statements of Operations for each Portfolio and estimated pro forma figures for the combined Portfolio.  The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund.  The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2011 (Unaudited)

ING Emerging Countries Fund	ING Emerging Markets Equity Fund	Pro Forma Adjustments	Pro Forma Combined
ASSETS:
Investments in securities at value +*	$83,147,181	$81,994,784	$—	$165,141,965
Short-term investments at value**	2,183,135	—	—	2,183,135
Cash	1,922,780	8,127,800	—	10,050,580
Receivable for derivatives collateral	—	707,000	—	707,000
Foreign currencies at value***	656,413	1,156,653	—	1,813,066
Receivables:
Investment securities sold	1,164,127	—	—	1,164,127
Fund shares sold	29,945	528,114	—	558,059
Dividends	107,793	71,062	—	178,855
Interest	78	78
Reimbursement due from manager	—	12,272	—	12,272
Prepaid expenses	22,357	75,399	—	97,756
Total assets	89,233,731	92,673,162	—	181,906,893

LIABILITIES:
Payable for investment securities purchased	964,460	102,337	—	1,066,797
Payable for fund shares redeemed	85,694	1,933,465	—	2,019,159
Payable upon receipt for securities loaned	2,183,135	—	—	2,183,135
Payable to affiliates	109,970	51,122	—	161,092
Payable for trustee fees	779	320	—	1,099
Payable for cash collateral for futures	—	237,055	—	237,055
Other accrued expenses and liabilities	181,442	94,402	78,825	(A)	354,669
Total liabilities	3,525,480	2,418,701	78,825	6,023,006
NET ASSETS	$85,708,251	$90,254,461	$(78,825)	$175,883,887

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$153,180,505	$83,925,176	$—	$237,105,681
Distributions in excess of net investment income	(219)	—	(78,825)	(79,044)
Accumulated net realized gain (loss)	(80,734,522)	40,456	—	(80,694,066)
Net unrealized appreciation	13,262,487	6,288,829	—	19,551,316
NET ASSETS	$85,70 8,251	$90,254,461	$(78,825)	$175,883,887

+	Including securities loaned at value	$2,083,910	$—	$—		$2,083,910
*	Cost of investments in securities	$69,880,249	$76,140,233	$—		$146,020,482
**	Cost of short-term investments	$2,183,135	$—	$—		$2,183,135
***	Cost of foreign currencies	$661,374	$1,142,266	$—		$1,803,640

	Class A:
	Net Assets	$6,674,807	$21,092	(56,722	)(A)	$61,639,177
	Shares authorized	unlimited	unlimited			unlimited
	Par value	$—	$—			$—
	Shares outstanding	2,495,478	1,964	3,241,774	(B)	5,739,216

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STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2011 (Unaudited)

	ING Emerging Countries Fund	ING Emerging Markets Equity Fund	Pro Forma Adjustments		Pro Forma Combined
Net asset value and redemption price per share	$24.71	$10.74			$10.74
Maximum offering price per share (5.75%) (1)	$26.22	$11.40			$11.40

Class B:
Net Assets	$1,899,576	N/A	(1,747	)(A)	$1,897,829
Shares authorized	unlimited	N/A			unlimited
Par value	$—	N/A			$—
Shares outstanding	78,658	N/A	98,213	(B)	176,871
Net asset value and redemption price per share	$24.15	N/A			$10.73

Class C:
Net Assets	$10,668,913	$3,231	(9,812	)(A)	$10,662,332
Shares authorized	unlimited	unlimited			unlimited
Par value	$—	$—			$—
Shares outstanding	470,610	301	522,782	(B)	993,693
Net asset value and redemption price per share	$22.67	$10.73			$10.73

Class I:
Net Assets	$8,103,641	$90,223,675	(7,453	)(A)	$98,319,863
Shares authorized	unlimited	unlimited	unlimited		unlimited
Par value	$—	$—			$—
Shares outstanding	325,123	8,400,490	428,712	(B)	9,154,325
Net asset value and redemption price per share	$24.92	$10.74			$10.74

Class R:
Net Assets	N/A	$3,231	—	(A)	$3,231
Shares authorized	N/A	unlimited			unlimited
Par value	N/A	$—			$—
Shares outstanding	N/A	301	—	(B)	301
Net asset value and redemption price per share	N/A	$10.74			$10.74

Class W:
Net Assets	$3,361,314	$3,232	(3,091	)(A)	$3,361,455
Shares authorized	unlimited	unlimited			unlimited
Par value	$—	$—			$—
Shares outstanding	129,195	301	183,489	(B)	312,985
Net asset value and redemption price per share	$26.02	$10.74			$10.74

(1)	Maximum offering price is computed at 100/94.25 of net asset value. On purchase of $50,000 or more, the offering price is

†	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

(A)	Reflects adjustment for estimated one-time merger expenses and transition costs (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).
(B)	Reflects new shares issued, net of retired shares of ING Emerging Countries Fund. (Calculation: Net Assets ÷ NAV per share)

See accompanying notes to the Pro Forma financial statements

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STATEMENTS OF OPERATIONS for the year ended October 31, 2011 (Unaudited)

	ING Emerging Countries Fund	ING Emerging Markets Equity Fund	Pro Forma Adjustments		Pro Forma Combined
		October 11, 2011(1) to October 31, 2011
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$3,331,027	$86,970	$—		$3,417,997
Interest	—	78	—		78
Securities lending income, net	28,971	—	—		28,971
Total investment income	3,359,998	87,048	—		3,447,046

EXPENSES:
Investment management fees	1,636,358	46,470	684,274	(A)	2,367,102
Distribution and service fees:
Class A	265,758	2	(75,899	)(A)	189,861
Class B	28,547	—	—		28,547
Class C	135,461	2	27	(A)	135,490
Class R	—	1	13	(A)	14
Transfer agent fees
Class A	130,018	—	—		130,018
Class B	4,878	—	—		4,878
Class C	23,201	—	—		23,201
Class I	6,272	485	7,928	(A)	14,685
Class W	8,736	—	—		8,736
Administrative service fees	155,938	4,647	76,123	(A)	236,708
Shareholder reporting expense	30,135	2,300	84,722	(A)	117,157
Registration fees	73,627	—	(73,627	)(A)	—
Professional fees	37,285	2,480	86,561	(A)	126,326
Custody and accounting expense	253,640	8,740	182,817	(A)	445,197
Trustee fees and expenses	4,788	320	11,192	(A)	16,300
Offering Expense	—	4,358	217,629	(A)	221,987
Interest expense	3,584	—	(3,584	)(A)	—
Miscellaneous expense	54,653	640	(22,693	)(A)(B)	32,600
Total expenses	2,852,879	70,445	1,175,483		4,085,193
Net waived and reimbursed fees	(140,552)	(12,272)	(486,293	)(A)	(639,117)
Net expenses	2,712,327	58,173	689,190		3,446,076
Net investment income	647,671	28,875	(689,190)		970

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,435,070	(6,941)	—		2,428,129
Foreign currency related transactions	(668,675)	(33,755)			(702,430)
Futures	—	49,413	—		49,413
Net realized gain (loss)	1,766,395	8,717	—		1,775,112
Net change in unrealized appreciation or depreciation on:
Investments	(28,424,295)	5,854,552	—		(22,569,743
Foreign currency related transactions	(13,456)	14,366			910
Futures	—	419,911	—		419,911
Net change in unrealized appreciation or depreciation	(28,437,751)	6,288,829	—		(22,148,922)
Net realized and unrealized gain (loss)	(26,671,356)	6,297,546	—		(20,373,810)
Increase (decrease) in net assets resulting from operations	$(26,023,685)	$6,326,421	$(689,190)		$(20,372,840)

*Foreign taxes withheld	$291,275	$560	$—	$291,835

(1)	Commencement of operations.
(A)	Reflects adjustment in expenses due to effects of new contractual rates.
(B)	Reflects adjustment for estimated one-time merger expenses and transition costs (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).

See accompanying notes to the Pro Forma financial statements

11

Portfolio of Investments as of October 31, 2011 (Unaudited)

		Pro Forma						Pro Forma
ING Emerging Countries Fund	ING Emerging Markets Equity Fund	ING Emerging Markets Equity Fund			ING Emerging Countries Fund	ING Emerging Markets Equity Fund	Adjustments	ING Emerging Markets Equity Fund
Shares					Value
				COMMON STOCK: 89.6%
				Argentina: 0.2%
—	13,800	13,800		Telecom Argentina SA ADR	$—	$277,104	$—	$277,104

				Brazil: 14.6%
15,202	—	15,202		Anhanguera Educacional Participacoes SA	225,880	—	—	225,880
40,797	—	40,797		Banco do Brasil S.A.	622,583	—	—	622,583
—	55,700	55,700		Banco Santander Brasil SA ADR	—	506,870	—	506,870
120,519	—	120,519		BM&F Bovespa S.A.	725,143	—	—	725,143
56,059	—	56,059		BR Malls Participacoes S.A.	608,964	—	—	608,964
—	18,900	18,900		Braskem SA ADR	—	340,956	—	340,956
—	53,800	53,800		BRF - Brasil Foods SA ADR	—	1,132,490	—	1,132,490
—	9,000	9,000		Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	—	352,710	—	352,710
13,570	25,900	39,470		Cia de Bebidas das Americas ADR	457,580	873,348	—	1,330,928
—	6,600	6,600		Cia de Saneamento Basico do Estado de Sao Paulo ADR	—	358,116	—	358,116
—	23,400	23,400		Cia Energetica de Minas Gerais ADR	—	398,736	—	484,752
54,970	—	54,970		Cyrela Brazil Realty SA	484,752	—	—	484,752
18,900	—	18,900		EDP - Energias do Brasil S.A.	408,637	—	—	408,637
—	12,900	12,900		Embraer SA ADR	—	358,878	—	358,878
—	51,900	51,900		Fibria Celulose SA ADR	—	460,353	—	460,353
—	70,700	70,700		Gerdau SA ADR	—	637,714	—	637,714
—	64,200	64,200		Gol Linhas Aereas Inteligentes SA ADR	—	514,884	—	514,884
34,194	76,300	110,494		Itau Unibanco Holding SA ADR	653,789	1,458,856	—	2,112,645
35,292	—	35,292		Localiza Rent a Car SA	529,735	—	—	529,735
17,102	—	17,102		Lojas Renner SA	519,978	—	—	519,978
69,277	—	69,277		MRV Engenharia e Participacoes SA	490,671	—	—	490,671
80,488	—	80,488	@	OGX Petroleo e Gas Participacoes S.A.	674,152	—	—	674,152
70,847	—	70,847		Petroleo Brasileiro SA	959,840	—	—	959,840
21,502	110,700	132,202		Petroleo Brasileiro SA ADR	543,785	2,924,647	—	3,468,432
—	33,600	33,600		Telefonica Brasil SA ADR	—	975,072	—	975,072
21,600	20,000	41,600	L	Tim Participacoes SA ADR	562,464	520,800	—	1,083,264
—	71,000	71,000		Vale SA ADR	—	1,675,600	—	1,675,600
105,797	43,900	149,697		Vale SA	2,695,666	1,115,499	—	3,811,165
					11,163,619	14,605,529	—	25,769,148

				Canada: 0.3%
26,695	—	26,695		Pacific Rubiales Energy Corp.	622,415	—	—	622,415

				China: 16.1%
132,400	—	132,400		AAC Acoustic Technologies Holdings, Inc.	303,065	—	—	303,065
149,400	—	149,400		Anhui Conch Cement Co., Ltd.	543,257	—	—	543,257
1,500	3,400	4,900	@	Baidu.com ADR	210,270	476,612	—	686,882
—	2,637,000	2,637,000		Bank of China Ltd.	—	938,991	—	938,991
249,875	—	249,875		BBMG Corp.	217,575	—	—	217,575
—	424,000	424,000		China Coal Energy Co. - Class H	—	528,363	—	528,363
450,000	—	450,000		China Communications Services Corp., Ltd.	207,534	—	—	207,534
1,946,218	1,996,000	3,942,218		China Construction Bank	1,429,955	1,467,249	—	2,897,204
196,177	—	196,177		China Life Insurance Co., Ltd.	507,196	—	—	507,196

12

Portfolio of Investments as of October 31, 2011 (Unaudited)

		Pro Forma						Pro Forma
ING Emerging Countries Fund	ING Emerging Markets Equity Fund	ING Emerging Markets Equity Fund			ING Emerging Countries Fund	ING Emerging Markets Equity Fund	Adjustments	ING Emerging Markets Equity Fund
Shares					Value
230,800	29,000	259,800		China Mobile Ltd.	$2,193,602	$275,761	$—	$2,469,363
294,740	—	294,740		China Overseas Land & Investment Ltd.	545,384	—	—	545,384
780,700	—	780,700		China Petroleum & Chemical Corp.	738,332	738,332	—	738,332
742,500	—	742,500		China Shanshui Cement Group Ltd.	568,737	568,737	—	568,737
—	169,500	169,500		China Shenhua Energy Co., Ltd.	—	—	—	775,807
403,300	664,000	1,067,300		China Telecom Corp., Ltd.	249,000	249,000	—	659,159
—	31,500	31,500		China Unicom Hong Kong Ltd.	—	—	—	633,465
163,600	—	163,600		China Yurun Food Group Ltd.	283,960	283,960	—	283,960
766,700	453,000	1,219,700		CNOOC Ltd.	1,449,339	856,752	—	2,306,091
106,141	—	106,141		Dongfang Electrical Machinery Co., Ltd.	326,200	—	—	326,200
—	274,000	274,000		Dongfeng Motor Group Co., Ltd.	—	447,179	—	447,179
—	321,000	321,000		Dongyue Group	—	248,684	—	248,684
1,194,000	647,000	1,841,000		GCL Poly Energy Holdings Ltd.	385,418	208,951	—	594,369
1,086,900	—	1,086,900		GOME Electrical Appliances Holdings Ltd.	333,245	—	—	333,245
—	307,500	307,500		Great Wall Motor Co. Ltd.	—	417,762	—	417,762
480,901	—	480,901		Harbin Power Equipment	484,622	—	—	484,622
—	70,000	70,000		Hengan International Group Co., Ltd.	—	607,081	—	607,081
696,800	—	696,800		Huabao International Holdings Ltd.	442,648	—	—	442,648
1,844,325	2,236,000	4,080,325		Industrial and Commercial Bank of China Ltd.	1,151,713	1,396,983	—	2,548,696
1,124,300	—	1,124,300	L	Lonking Holdings Ltd	442,054	—	—	442,054
—	764,000	764,000		PetroChina Co., Ltd.	—	992,305	—	992,305
—	2,600	2,600		PetroChina Co., Ltd. ADR	—	336,986	—	336,986
—	86,000	86,000		Ping An Insurance Group Co. of China Ltd.	—	638,122	—	638,122
1,656,000	—	1,656,000		Renhe Commercial Holdings Co. Ltd.	232,054	—	—	232,054
—	5,600	5,600		Sina Corp.	—	455,224	—	455,224
—	574,500	574,500		Soho China Ltd.	—	992,305	—	992,305
—	118,000	118,000		Tingyi Cayman Islands Holding Corp.	—	335,781	—	335,781
—	60,000	60,000		Tsingtao Brewery Co., Ltd.	—	305,258	—	305,258
218,900	—	218,900		Vinda International Holdings Ltd.	248,219	—	—	248,219
95,594	52,000	147,594		Weichai Power Co. Ltd.	481,015	261,785	—	742,800
136,000	—	136,000		Xinao Gas Holdings Ltd.	491,440	—	—	491,440
185,639	—	185,639		Yanzhou Coal Mining Co., Ltd.	459,511	—	—	459,511
					14,925,345	13,445,659	—	28,350,406

				Hong Kong: 2.4%
126,800	—	126,800		AIA Group Ltd.	387,721	—	—	387,721
256,000	—	256,000		China Everbright Ltd.	379,544	—	—	379,544
—	100,000	100,000		China Mengniu Diary Co., Ltd.	—	318,805	—	318,805
—	15,400	15,400		China Mobile Ltd. ADR	—	732,424	—	732,424
—	3,200	3,200		CNOOC Ltd.	—	603,552	—	603,552
—	9,600	9,600	@	Jardine Matheson Holdings Ltd.	—	487,488	—	487,488
—	94,000	94,000		Kingboard Chemicals Holdings	—	321,224	—	321,224
—	522,000	522,000		Lenovo Group Ltd.	—	351,115	—	351,115
—	602,000	602,000		Skyworth Digital Holdings Ltd.	—	318,262	—	318,262
—	408,000	408,000		Xinyi Glass Holding Co. Ltd.	—	257,191	—	257,191
					767,265	3,390,061	—	4,157,326

13

Portfolio of Investments as of October 31, 2011 (Unaudited)

		Pro Forma						Pro Forma
ING Emerging Countries Fund	ING Emerging Markets Equity Fund	ING Emerging Markets Equity Fund			ING Emerging Countries Fund	ING Emerging Markets Equity Fund	Adjustments	ING Emerging Markets Equity Fund
Shares					Value
				India: 5.0%
69,014	—	69,014		Coal India Ltd.	$468,004	$—	$—	$468,004
18,464	—	18,464		Hero Honda Motors Ltd	823,310	—	—	823,310
68,792	—	68,792		Housing Development Finance Corp.	967,800	—	—	967,800
30,676	—	30,676		ICICI Bank Ltd.	578,338	—	—	578,338
—	9,200	9,200		ICICI Bank Ltd. ADR	—	341,872	—	341,872
—	13,800	13,800		Infosys Technologies Ltd.	—	808,542	—	808,542
133,826	—	133,826		ITC Ltd.	583,523	—	—	583,523
22,467	—	22,467		Jsw Steel Ltd.	299,869	—	—	299,869
23,362	—	23,362		Larsen & Toubro Ltd.	673,703	—	—	673,703
71,410	—	71,410		Oil & Natural Gas Corp., Ltd.	405,689	—	—	405,689
73,665	—	73,665		Oriental Bank Of Commerce	436,057	—	—	436,057
—	25,000	25,000	#	Reliance Industries Ltd.	—	903,851	—	903,851
30,570	—	30,570		Shriram Transport Finance Co. Ltd.	382,590	—	—	382,590
21,595	—	21,595		United Spirits Ltd.	387,042	—	—	387,042
18,830	—	18,830		Vedanta Resources PLC	384,340	—	—	384,340
67,308	—	67,308		Yes Bank Ltd.	431,194	—	—	431,194
					6,821,459	2,054,265	—	8,875,724

				Indonesia: 1.9%
1,063,496	—	1,063,496		Bank Mandiri Persero TBK PT	848,337	—	—	848,337
163,200	—	163,200		Indo Tambangraya Megah PT	814,134	—	—	814,134
—	261,500	261,500		Tambang Batubara Bukit Asam Tbk PT	—	536,253	—	536,253
846,600	—	846,600		Telekomunikasi Indonesia Tbk PT	706,053	—	—	706,053
—	177,500	177,500		United Tractors Tbk PT	—	488,223	—	488,223
					2,368,524	1,024,476	—	3,393,000

				Israel: 0.3%
—	37,600	37,600		Israel Chemicals Ltd.	—	447,390	—	447,390

				Kazakhstan: 0.2%
—	17,900	17,900		KazMunaiGas Exploration Production	—	304,329	—	304,329

				Luxembourg: 0.2%
17,288	—	17,288	L	Ternium SA	424,248	—	—	424,248

				Macau: 0.3%
201,600	—	201,600	@	Sands China Ltd.	605,846	—	—	605,846

				Malaysia: 0.8%
235,700	—	235,700		Axiata Group Bhd	372,537	—	—	372,537
128,500	—	128,500		Genting Bhd	447,566	—	—	447,566
—	739,900	739,900	@	UEM Land Holdings Bhd	—	526,025	—	526,025
					820,103	526,025	—	1,346,128

				Mexico: 3.4%
64,506	19,100	83,606		America Movil SAB de CV ADR	1,639,742	485,522	—	2,125,264
—	145,400	145,400	@	Cemex SAB de CV ADR	—	635,398	—	635,398
—	224,500	224,500		Compartamos SAB de CV	—	351,193	—	351,193
—	6,200	6,200		Fomento Economico Mexicano SAB de CV ADR	—	415,710	—	415,710
—	42,700	42,700		Grupo Televisa SAB ADR	—	910,791	—	910,791
172,722	—	172,722		Mexichem SA de CV ADR	595,526	—	—	595,526
272,358	—	272,358		Wal-Mart de Mexico SA de CV - Class A Shares	703,018	—	—	703,018

14

Portfolio of Investments as of October 31, 2011 (Unaudited)

		Pro Forma						Pro Forma
ING Emerging Countries Fund	ING Emerging Markets Equity Fund	ING Emerging Markets Equity Fund			ING Emerging Countries Fund	ING Emerging Markets Equity Fund	Adjustments	ING Emerging Markets Equity Fund
Shares					Value
—	127,264	127,264		Wal-Mart de Mexico SA de CV	$—	$332,450	$—	$332,450
					2,938,286	3,131,064	—	6,069,350

				Netherlands: 0.3%
—	43,000	43,000		VimpelCom Ltd. ADR	—	472,140	—	472,140

				Panama: 0.2%
4,784	—	4,784		Copa Holdings S.A.	330,431	—	—	330,431

				Peru: 0.5%
—	5,600	5,600		Cia de Minas Buenaventura SA ADR	—	229,208	—	229,208
5,545	—	5,545		Credicorp Ltd.	603,185	—	—	603,185
					603,185	229,208	—	832,393

				Philippines: 0.2%
2,651,600	—	2,651,600		Energy Development Corp.	376,210	—	—	376,210

				Russia: 7.6%
29,836	—	29,836	L	Eurasia Drilling Company Ltd. GDR	704,129	—	—	704,129
9,432	—	9,432		Evraz Group SA GDR	167,077	—	—	167,077
133,073	88,900	221,973		Gazprom OAO ADR	1,552,962	1,037,463	—	2,590,425
—	23,900	23,900		Lukoil-Spon	—	1,390,980	—	1,390,980
—	31,500	31,500		MMC Norilsk Nickel ADR	—	614,277	—	614,277
—	50,700	50,700		Mobile Telesystems OJSC ADR	—	724,503	—	724,503
8,136	—	8,136		NovaTek OAO GDR	1,135,199	—	—	1,135,199
—	51,500	51,500		Rosneft Oil Co. GDR	—	364,909	—	364,909
—	148,700	148,700	@	Sberbank of Russia ADR	—	1,620,830	—	1,620,830
603,766	—	603,766		Sberbank of Russian Federation	1,632,435	—	—	1,632,435
—	30,600	30,600		Severstal OAO GDR	—	446,922	—	446,922
—	17,500	17,500		Tatneft ADR	—	516,913	—	516,913
10,892	—	10,892		Uralkali	469,357	—	—	469,357
86,388	—	86,388	@	VTB Bank OJSC GDR	412,911	—	—	412,911
19,776	—	19,776	@	X5 Retail Group N.V. GDR	592,677	—	—	592,677
					6,666,747	6,716,797	—	13,383,544
				South Africa: 5.9%
—	4,440	4,440		Anglo Platinum Ltd.	—	321,290	—	321,290
14,639	—	14,639		AngloGold Ashanti Ltd	661,663	—	—	661,663
127,409	—	127,409		Aquarius Platinum Ltd.	379,655	—	—	379,655
—	53,703	53,703		ArcelorMittal South Africa Ltd.	—	455,855	—	455,855
—	24,300	24,300		Exxaro Resources Ltd.	—	547,455	—	547,455
—	14,812	14,812		Impala Platinum Holdings Ltd.	—	341,854	—	341,854
32,162	—	32,162		Imperial Holdings Ltd.	472,763	—	—	472,763
—	6,900	6,900		Kumba Iron Ore Ltd.	—	409,613	—	409,613
69,920	—	69,920		MTN Group Ltd. - Class A Shares	1,215,266	—	—	1,215,266
—	18,600	18,600		MTN Group Ltd.	—	324,880	—	324,880
27,727	—	27,727		Naspers Ltd.	1,315,367	—	—	1,315,367
—	17,300	17,300		Sasol Ltd. ADR	—	781,870	—	781,870
—	9,800	9,800		Sasol Ltd.	—	443,352	—	443,352
47,989	—	47,989		Standard Bank Group Ltd. - Class A Shares	589,270	—	—	589,270
—	42,325	42,325		Standard Bank Group Ltd.	—	522,287	—	522,287
—	19,700	19,700		Tiger Brands Ltd.	—	568,086	—	568,086

15

Portfolio of Investments as of October 31, 2011 (Unaudited)

		Pro Forma						Pro Forma
ING Emerging Countries Fund	ING Emerging Markets Equity Fund	ING Emerging Markets Equity Fund			ING Emerging Countries Fund	ING Emerging Markets Equity Fund	Adjustments	ING Emerging Markets Equity Fund
Shares					Value
—	84,125	84,125		Vodacom Group Pty Ltd.	$—	$953,710	$—	$953,710
					4,633,984	5,670,252	—	10,304,236

				South Korea: 15.1%
69,700	28,200	97,900		BS Financial Group, Inc.	767,120	310,370	—	1,077,490
—	1,300	1,300		CJ CheilJedang Corp.	—	358,755	—	358,755
—	9,800	9,800		Dongbu Insurance Co., Ltd.	—	412,574	—	412,574
2,936	—	2,936	@	E-Mart Co. Ltd.	766,984	—	—	766,984
—	15,100	15,100		Hana Financial Group, Inc.	—	539,423	—	539,423
—	8,600	8,600		Hankook Tire Co. Ltd	—	343,262	—	343,262
—	21,100	21,100		Hynix Semiconductor, Inc.	—	427,007	—	427,007
2,644	—	2,644		Hyundai Department Store Co. Ltd.	379,085	—	—	379,085
1,791	—	1,791		Hyundai Mipo Dockyard Co., Ltd.	194,635	—	—	194,635
3,633	—	3,633		Hyundai Mobis	1,039,733	—	—	1,039,733
—	4,500	4,500		Hyundai Motor Co.	—	906,248	—	906,248
—	22,800	22,800		Industrial Bank Of Korea	—	299,325	—	299,325
32,752	—	32,752		KB Financial Group, Inc. ADR	1,268,874	—	—	1,268,874
—	20,700	20,700		KB Financial Group, Inc.	—	808,335	—	808,335
—	3,145	3,145		KCC Corp.	—	762,329	—	762,329
17,594	8,200	25,794		Kia Motors Corp.	1,127,984	525,718	—	1,653,702
—	13,400	13,400		KP Chemical Corp.	—	189,027	—	189,027
—	33,700	33,700		KT Corp. ADR	—	562,116	—	562,116
—	3,900	3,900		KT&G Corp.	—	244,586	—	244,586
2,772	—	2,772		LG Chem Ltd.	894,486	—	—	894,486
—	3,244	3,244		LG Electronics, Inc.	—	214,759	—	214,759
—	24,300	24,300		LG.Philips LCD Co. Ltd ADR	—	244,458	—	244,458
—	383	383		Lotte Chilsung Beverage Co., Ltd.	—	429,982	—	429,982
—	313	313		Lotte Confectionery Co. Ltd.	—	489,428	—	489,428
2,719	—	2,719		Posco	942,102	—	—	942,102
4,400	2,233	6,633		Samsung Electronics Co., Ltd.	3,787,789	1,922,303	—	5,710,092
—	4,800	4,800	@	Samsung Electronics Co., Ltd. GDR	—	2,057,271	—	2,057,271
4,230	—	4,230		Samsung Engineering Co. Ltd	863,976	—	—	863,976
—	12,300	12,300		Samsung Heavy Industries Co., Ltd.	—	375,253	—	375,253
9,063	3,920	12,983	#	Samsung Life Insurance Co. Ltd.	702,888	304,019	—	1,006,907
—	3,900	3,900		SK Corp.	—	519,194	—	519,194
—	34,900	34,900		SK Telecom Co., Ltd.	—	516,171	—	516,171
					12,735,656	13,761,913	—	26,497,569
				Taiwan: 8.0%
101,000	—	101,000		Catcher Technology Co., Ltd. ADR	562,722	—	—	562,722
579,725	—	579,725		China Life Insurance Co., Ltd.	642,539	—	—	642,539
374,325	—	374,325		Chinatrust Financial Holding Co., Ltd.	245,332	—	—	245,332
—	21,800	21,800		Chunghwa Telecom Co. Ltd.	—	733,134	—	733,134
134,000	—	134,000		E Ink Holdings, Inc.	273,554	—	—	273,554
327,900	—	327,900		Far Eastern Department Stores Co., Ltd.	501,333	—	—	501,333
261,229	—	261,229		Fubon Financial Holding Co., Ltd.	306,274	—	—	306,274
468,130	337,000	805,130		Hon Hai Precision Industry Co., Ltd. - Class A Shares	1,283,321	923,844	—	2,207,165
—	134,400	134,400		Hon Hai Precision Industry Co., Ltd.	—	751,698	—	751,698
36,300	13,000	49,300		HTC Corp.	815,790	292,156	—	1,107,946
78,000	—	78,000		Kinsus Interconnect Technology Corp.	269,397	—	—	269,397
82,000	—	82,000		President Chain Store Corp.	455,980	—	—	455,980
49,000	—	49,000		Simplo Technology Co. Ltd.	288,324	—	—	288,324
208,197	—	208,197		Taiwan Fertilizer Co., Ltd.	536,616	—	—	536,616
943,431	251,000	1,194,431		Taiwan Semiconductor Manufacturing Co., Ltd.	2,299,025	611,656	—	2,910,681

16

Portfolio of Investments as of October 31, 2011 (Unaudited)

		Pro Forma						Pro Forma
ING Emerging Countries Fund	ING Emerging Markets Equity Fund	ING Emerging Markets Equity Fund			ING Emerging Countries Fund	ING Emerging Markets Equity Fund	Adjustments	ING Emerging Markets Equity Fund
Shares					Value
—	109,700	109,700		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	$—	$1,384,414	$—	$1,384,414
—	963,000	963,000		United Microelectronics Corp.	—	422,827	—	422,827
958,470	—	958,470		Yuanta Financial Holding Co., Ltd.	546,373	—	—	546,373
					9,026,580	5,119,729	—	14,146,309

				Thailand: 2.2%
—	87,600	87,600		Bangkok Bank PCL	—	443,927	—	443,927
—	558,200	558,200		Charoen Pokphand Foods PCL	—	544,892	—	544,892
84,600	115,800	200,400		PTT PCL	834,081	1,141,686	—	1,975,767
—	36,000	36,000		Siam Cement PCL	—	365,515	—	365,515
127,000	—	127,000		Siam Commercial Bank PCL	479,977	—	—	479,977
					1,314,058	2,496,020	—	3,810,078

				Turkey: 1.0%
143,401	—	143,401		Turk Telekomunikasyon AS	608,181	—	—	608,181
—	27,700	27,700	@	Turkcell Iletisim Hizmet AS ADR	—	341,264	—	341,264
113,194	—	113,194		Turkiye Garanti Bankasi A/S	397,149	—	—	397,149
56,531	—	56,531		Turkiye Halk Bankasi AS	347,402	—	—	347,402
					1,352,732	341,264	—	1,693,996

				United Kingdom: 0.8%
—	137,200	137,200	@	Afren PLC ADR	—	217,837	—	217,837
—	22,500	22,500		Anglo American PLC	—	412,875	—	412,875
25,260	—	25,260		Antofagasta PLC	470,139	—	—	470,139
—	180,800	180,800		Old Mutual PLC	—	319,078	—	319,078
					470,139	949,790	—	1,419,929

				United States: 2.1%
—	32,200	32,200		Archer-Daniels-Midland Co.	—	931,868	—	931,868
—	82,700	82,700		Avon Products, Inc.	—	1,511,756	—	1,511,756
—	7,300	7,300		Bunge Ltd.	—	450,921	—	450,921
—	53,000	53,000	@	Yahoo!, Inc.	—	828,920	—	828,920
					—	3,723,465	—	3,723,465

				Total Common Stock (Cost $ 138,464,761)	78,966,832	78,665,882	—	157,632,714

				EXCHANGE-TRADED FUNDS: 3.7%

—	20,600	20,600		iShares MSCI Brazil Index Fund	—	1,284,822	—	1,284,822
—	50,100	50,100		iShares MSCI Emerging Markets Index Fund	—	2,044,080	—	2,044,080
81,300	—	81,300	@	iShares MSCI India	518,694	—	—	518,694
141,310	—	141,310		iShares MSCI Malaysia Index Fund	1,961,383	—	—	1,961,383
51,558	—	51,558		iShares MSCI Taiwan Index Fund	666,645	—	—	666,645
					3,146,722	3,328,902	—	6,475,624

				Total Exchange-Traded Funds (Cost $ 6,193,014)	3,146,722	3,328,902	—	6,475,624

17

Portfolio of Investments as of October 31, 2011 (Unaudited)

		Pro Forma							Pro Forma
ING Emerging Countries Fund	ING Emerging Markets Equity Fund	ING Emerging Markets Equity Fund			ING Emerging Countries Fund	ING Emerging Markets Equity Fund	Adjustments		ING Emerging Markets Equity Fund
Shares					Value
			PREFERRED STOCK: 0.6%
			Brazil 0.6%
57,188	—	57,188	Gerdau SA		$515,970	$—	$—		$515,970
74,000	—	74,000	Usinas Siderurgicas de Minas Gerais SA		517,657	—	—		517,657
					1,033,627	—	—		1,033,627

			Total Preferred Stock (Cost $ 1,362,707)		1,033,627	—	—		1,033,627

			Total Long-Term Investments (Cost $ 146,020,482)		83,147,181	81,994,784	—		165,141,965

			SHORT-TERM INVESTMENTS: 1.2%
			Securities Lending Collateral(cc)(1): 1.2%
1,000,000	—	1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 10/31/11, 0.15%, due 11/01/11 (Principal Amount $1,000,000, collateralized by various U.S. Government Agency Obligations, 0.742%-6.579%, Market Value plus accrued interest $1,020,000, due 11/01/15-03/01/48)		$1,000,000	$—	$—		$1,000,000
183,135	—	183,135	Deutsche Bank AG, Repurchase Agreement dated 10/31/11, 0.12%, due 11/01/11 (Principal Amount $183,135, collateralized by various U.S. Government Agency Obligations, 1.750%-7.000%, Market Value plus accrued interest $186,798, due 07/01/12-10/01/41)		183,135	—	—		183,135
1,000,000	—	1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 10/31/11, 0.12%, due 11/01/11 (Principal Amount $1,000,000 collateralized by various U.S. Government Agency Obligations, 3.000%-6.000%, Market Value plus accrued interest $1,020,069, due 09/01/21-11/01/41)		1,000,000	—	—		1,000,000
					2,183,135	—	—		2,183,135

			Total Short-Term Investments (Cost $2,183,135)

			Total Investments in Securities (Cost $ 148,203,617)*	95.1%	$85,330,316	$82,015,382	$—		$167,325,100
			Other Assets and Liabilities-Net	4.9	377,935	8,239,079	(78,825	)(A)	8,558,787
			Net Assets	100.0%	$85,708,251	$90,254,461	$(78,825)		$175,883,887

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security.
L	Loaned security, a portion or all of the security is on loan at October 31, 2011.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.

18

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

*	Cost for federal income tax purposes is:	$77,187,111	$76,140,233	$—	$153,327,344
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$18,593,834	$6,252,437	$—	$24,846,271
	Gross Unrealized Depreciation	(10,450,629)	(397,886)	$—	(10,848,515)
	Net Unrealized Appreciation	$8,143,205	$5,854,551	$—	$13,997,756

(A)	Reflects adjustment for estimated one-time merger expenses and transition costs (See Note 4 in Notes to Unaudited Pro Forma Financial Statements).

See accompanying notes to the Pro Forma financial statements

19

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 — Basis of Combination:

The Board of Trustees (“Board”) of ING Emerging Countries Fund (“Emerging Countries”) and ING Emerging Markets Equity Fund (“Emerging Markets”) (each a “Fund” and collectively, the “Funds”), approved an Agreement and Plan of Reorganization dated January 12, 2012, (the “Plan”) whereby, subject to approval by the shareholders of Emerging Countries, Emerging Markets will acquire all of the assets of Emerging Countries, subject to the liabilities of such Fund, in exchange for Emerging Markets issuing shares of such fund to shareholders of Emerging Countries in a number equal in value to net assets of Emerging Countries (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with Emerging Markets remaining as both the tax and accounting survivor.  The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at October 31, 2011.  The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of Emerging Countries and Emerging Markets at October 31, 2011.  The unaudited pro forma Statement of Operations reflects the results of operations of Emerging Countries and Emerging Markets for the twelve-months ended October 31, 2011.  These statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the date indicated above for Emerging Countries and Emerging Markets under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of Emerging Countries and Emerging Markets as of October 31, 2011. This unaudited pro forma Portfolio of Investments reflects management’s anticipation that most portfolio transitioning, including the sale of most holdings of Emerging Countries and the purchases of assets Emerging Markets may hold or wish to hold, will take place shortly prior to the closing date of the Mergers. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Emerging Markets for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

Note 2 — Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price.  Fund securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Fund’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Fund.  Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 — Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common Emerging Markets issued in connection with the proposed acquisition of Emerging Countries by Emerging Markets as of October 31, 2011.  The number of additional shares issued was calculated by dividing the net assets of each class of Emerging Countries by the respective class net asset value per share of Emerging Markets.

20

Note 4 — Merger Costs:

ING Investments, LLC (or an affiliate) and the Funds will share the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger costs to be incurred by Emerging Countries are estimated at approximately $78,825. These costs represent one half of the estimated expenses of the Fund carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.  ING Investments, LLC will bear the other half of the cost of the Merger.

Note 5 — Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies.  Actual results could differ from these estimates.

Note 6 — Federal Income Taxes:

It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders.  Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.  A portion of the amount of these capital loss carryforwards may be limited in the future.

21

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-888-221-0697 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyweb.com and follow the on-line directions.

VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 28, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on June 28, 2012.

The Joint Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/ING.

ING EMERGING COUNTRIES FUND

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Portfolio at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on June 28, 2012, at 10:00 a.m., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒  PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1.

To approve an Agreement and Plan of Reorganization by and between the Fund and ING Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), providing for the reorganization of the Fund with and into Emerging Markets Equity Fund.

	For ☐	Against ☐	Abstain ☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ING Mutual Funds

(“Registrant”)

PART C:

OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

Article 5.2 of the Amended and Restated Declaration of Trust provides for the indemnification of Registrant’s Trustees, officers, employees, and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office (“disabling conduct”).

Section 7 of Registrant’s Administration Agreement provides for the indemnification of Registrant’s Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

Section 9 of Registrant’s Distribution Agreement provides for the indemnification of Registrant’s Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

Section 4 of the Shareholder Service Agreement provides for the indemnification of Registrant’s Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it, is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)	(A)

Amended and Restated Declaration of Trust of ING Mutual Funds dated June 3, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 102 to the Registrant’s Form N-1A Registration Statement on September 8, 2004 and incorporated herein by reference.

	(B)	Amendment No. 1 dated September 2, 2004 to the Amended and Restated Declaration of Trust (Class I shares for ING Global Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment

No. 102 to the Registrant’s Form N-1A Registration Statement on September 8, 2004 and incorporated herein by reference.

(C)

Amendment No. 2 dated January 31, 2005 to the Amended and Restated Declaration of Trust (ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on January 25, 2005 and incorporated herein by reference.

(D)

Amendment No. 3 dated February 1, 2005 to the Amended and Restated Declaration of Trust (name change — ING Global Value Choice Fund, formerly ING Worldwide Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on January 25, 2005 and incorporated herein by reference.

(E)

Amendment No. 4 dated March 1, 2005 to the Amended and Restated Declaration of Trust (name change — ING International SmallCap Fund, formerly ING International SmallCap Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(F)

Amendment No. 5 dated April 29, 2005 to the Amended and Restated Declaration of Trust (Class I shares for ING Global Value Choice Fund and ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement September 30, 2005 and incorporated herein by reference.

(G)

Amendment No. 6 dated September 1, 2005 to the Amended and Restated Declaration of Trust (ING Emerging Markets Fixed Income Fund and ING Greater China Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(H)

Amendment No. 7 dated September 30, 2005 to the Amended and Restated Declaration of Trust (ING Global Equity Dividend Fund and Class O shares for ING Global Real Estate Fund) - Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(I)

Amendment No. 8 dated November 1, 2005 to the Amended and Restated Declaration of Trust (ING Diversified International Fund, ING Index Plus International Equity Fund, and ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(J)

Amendment No. 9 dated November 10, 2005 to the Amended and Restated Declaration of Trust (ING International Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(K)

Amendment No. 10 dated March 16, 2006 to the Amended and Restated Declaration of Trust (ING Global Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant’s Form N-1A Registration Statement on June 19, 2006 and incorporated herein by reference.

(L)

Amendment No. 11 dated May 25, 2006 to the Amended and Restated Declaration of Trust — Filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant’s Form N-1A Registration Statement on June 19, 2006 and incorporated herein by reference.

(M)

Amendment No. 12 dated July 13, 2006 to the Amended and Restated Declaration of Trust (Class R shares for ING Diversified International Fund) — Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration Statement on August 14, 2006 and incorporated herein by reference.

(N)

Amendment No. 13 dated October 9, 2006 to the Amended and Restated Declaration of Trust (name change - ING Global Natural Resources Fund, formerly ING Precious Metals Fund) — Filed as an Exhibit to Post-Effective Amendment No. 119 to the Registrant’s Form N-1A Registration Statement on December 7, 2006 and incorporated herein by reference.

(O)

Amendment No. 14 dated November 9, 2006 to the Amended and Restated Declaration of Trust (ING International Value Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 119 to the Registrant’s Form N-1A Registration Statement on December 7, 2006 and incorporated herein by reference.

(P)

Amendment No. 15 dated November 9, 2006 to the Amended and Restated Declaration of Trust (authority to reclassify, reorganize, recapitalize, or convert issued or unissued interests of any class into interests of one or more other classes) — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(Q)

Amendment No. 16 dated November 9, 2006 to the Amended and Restated Declaration of Trust (abolishing Class M shares for ING Emerging Countries Fund) — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(R)

Amendment No. 17 dated February 28, 2007 to the Amended and Restated Declaration of Trust (name change - ING International Growth Opportunities Fund, formerly ING International Fund) — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(S)

Amendment No. 18 dated March 2, 2007 to the Amended and Restated Declaration of Trust (ING International Equity Dividend Fund) — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

(T)

Amendment No. 19 dated July 12, 2007 to the Amended and Restated Declaration of Trust (ING Asia-Pacific Real Estate Fund, ING European Real Estate Fund, and ING Global Equity Dividend Fund; Class I shares for ING Global Natural Resources Fund; and Class O shares for ING Index Plus International Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

(U)

Amendment No. 20 dated September 12, 2007 to the Amended and Restated Declaration of Trust (Class W shares for ING Diversified International Fund, ING Emerging Countries Fund, ING Foreign Fund, ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Real Estate Fund, ING International Equity Dividend Fund, ING International Real Estate Fund, and ING International SmallCap Fund) — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on November 9, 2007 and incorporated herein by reference.

(V)	Amendment No. 21 dated December 17, 2007 to the Amended and Restated Declaration of Trust

(name change — ING International SmallCap Multi-Manager Fund, formerly ING International SmallCap Fund) — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement on February 27, 2008 and incorporated herein by reference.

(W)

Amendment No. 22 dated May 30, 2008 to the Amended and Restated Declaration of Trust (Class O shares for ING Diversified International Fund, ING Global Bond Fund, ING Greater China Fund, and ING International SmallCap Multi-Manager Fund) — Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on June 4, 2008 and incorporated herein by reference.

(X)

Plan of Liquidation and Dissolution of Series with respect to ING International Value Opportunities Fund effective August 1, 2008 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(Y)

Amendment No. 23 dated September 27, 2008 to the Amended and Restated Declaration of Trust — Filed as an Exhibit to Post-Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(Z)

Amendment No. 24 dated March 27, 2009 to the Amended and Restated Declaration of Trust (Class Q shares for ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(AA)

Amendment No. 25 dated May 14, 2009 to the Amended and Restated Declaration of Trust (Class W shares for ING Global Bond Fund, ING Global Value Choice Fund, and ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(BB)

Plan of Liquidation and Dissolution of Series with respect to ING Disciplined International SmallCap Fund effective July 13, 2009 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(CC)

Plan of Liquidation and Dissolution of Series with respect to ING Emerging Markets Fixed Income Fund effective July 13, 2009 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(DD)

Amendment No. 26 dated August 10, 2009 to the Amended and Restated Declaration of Trust (dissolved ING International Growth Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(EE)

Amendment No. 27 dated August 21, 2009 to the Amended and Restated Declaration of Trust (dissolved ING Disciplined International SmallCap Fund and ING Emerging Markets Fixed Income Fund) — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(FF)

Amendment No. 28 dated September 10, 2009 to the Amended and Restated Declaration of Trust (Class I shares for ING Russia Fund) — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(GG)

Plan of Liquidation and Dissolution of Series with respect to ING International Equity Dividend Fund effective September 14, 2009 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(HH)

Amendment No. 29 dated October 13, 2009 to the Amended and Restated Declaration of Trust (Class W shares for ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(II)

Amendment No. 30 dated November 20, 2009 to the Amended and Restated Declaration of Trust (converting Class Q shares into Class W shares and abolishing Class Q shares for ING Foreign Fund, ING Global Natural Resources Fund, ING Global Value Choice Fund, ING International SmallCap Multi-Manager Fund, and ING Russia Fund) — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(JJ)

Amendment No. 31, effective March 5, 2010, to the Amended and Restated Declaration of Trust (converting Class Q shares into Class W shares and abolishing Class Q shares for ING Emerging Countries Fund and ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant’s Form N-1A Registration Statement on September 30, 2010 and incorporated herein by reference.

(KK)

Amendment No. 32 dated June 30, 2010 to Amended and Restated Declaration of Trust (name change — ING Global Opportunities Fund, formerly ING Foreign Fund) — Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant’s Form N-1A Registration Statement on September 30, 2010 and incorporated herein by reference.

(LL)

Amendment No. 33 dated September 30, 2010 to the Amended and Restated Declaration of Trust (Class I shares for ING International Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

(MM)

Plan of Liquidation and Dissolution of Series with respect to ING Asia-Pacific Real Estate Fund effective November 26, 2010 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(NN)

Plan of Liquidation and Dissolution of Series with respect to ING European Real Estate Fund effective November 26, 2010 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(OO)

Amendment No. 34 dated November 18, 2010 to the Amended and Restated Declaration of Trust (Class I shares for ING International Core Fund) — Filed as an Exhibit to Post-Effective Amendment No. 144 to the Registrant’s Form N-1A Registration Statement on January 24, 2011 and incorporated herein by reference.

(PP)	Amendment No. 35 dated May 19, 2011 to the Amended and Restated Declaration of Trust (Class R shares and Class W shares for certain ING Funds) — Filed as an Exhibit to Post-Effective

Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(QQ)

Amendment No. 36 dated July 15, 2011 to the Amended and Restated Declaration of Trust (ING Emerging Markets Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement filed on July 28, 2011 and incorporated herein by reference.

(RR)

Amendment No. 37 dated January 12, 2012 to the Amended and Restated Declaration of Trust (Class B shares for ING Emerging Markets Equity Fund) —  Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(SS)

Amendment No. 38 dated February 29, 2012 to the Amended and Restated Declaration of Trust (name change - ING International Small Cap Fund, formerly ING International SmallCap Multi-Manager Fund) — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(TT)

Plan of Liquidation and Dissolution of Series with respect to ING International Capital Appreciation Fund, effective January 17, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(2)	(A)

Amended Bylaws of Registrant (Nicholas-Applegate Mutual Funds) dated December 18, 1992 - Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Form of Amendment to Section 2.5 of Bylaws of Registrant — Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant’s Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.

(3)		Not Applicable.

(4)

Agreement and Plan of Reorganization between ING Emerging Countries Fund and ING Emerging Markets Equity Fund, each a separate series of ING Mutual Funds — Attached as Appendix A to the Proxy Statement/Prospectus.

(5)		Not Applicable.

(6)	(A)(1)

Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on January 25, 2005 and incorporated herein by reference.

(i)

Amendment dated December 15, 2006 to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(ii) Amended Schedule A, effective September 30, 2011, to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(iii)

Reduction letter dated March 1, 2011 (ING International Small Cap Fund) with respect to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(iv)

Reduction letter dated March 1, 2011 (ING International Capital Appreciation Fund) with respect to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(v)

Reduction letter dated March 1, 2012 (ING International Value Choice Fund) with respect to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(2)

Investment Management Agreement between the Trust and ING Investments, LLC dated September 23, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

(i)

First Amendment to the Investment Management Agreement, effective as of September 2, 2004 (ING Foreign Fund, ING Global Equity Dividend Fund, ING International Fund, ING Precious Metals Fund and ING Russia Fund)  — Filed as an Exhibit to Post-Effective Amendment No. 105 to the Registrant’s Registration Statement on Form N-1A on December 17, 2004 and incorporated herein by reference.

(ii)

Second Amendment dated December 15, 2006 to the Investment Management Agreement — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Registration Statement on Form N-1A filed on February 23, 2007 and incorporated herein by reference.

(iii)

Letter agreement dated March 1, 2010 with respect to ING Foreign Fund — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Registration Statement on Form N-1A filed on February 25, 2010 and incorporated herein by reference.

(iv)

Amended Schedule A dated June 30, 2010 with respect to the Investment Management Agreement dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement on Form N-1A filed on December 6, 2010 and incorporated herein by reference.

(B)	Sub-Advisory Agreements

(1)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (formerly ING Investment Management Co.) dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on

February 13, 2004 and incorporated herein by reference.

(i)

First Amendment, effective September 1, 2003, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 105 to the Registrant’s Form N-1A Registration Statement on December 17, 2004 and incorporated herein by reference.

(ii)

Aeltus Termination letter, effective January 31, 2005 (ING Worldwide Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(iii)

Second Amendment, effective December 15, 2006, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(iv)

Third Amendment, effective September 15, 2007, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on June 4, 2008 and incorporated herein by reference.

(v)

Fourth Amendment, effective August 1, 2008, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post Effective Amendment No. 138 to the Registrant’s Form N-1A Registration Statement on December 23, 2009 and incorporated herein by reference.

(vi)

ING Investment Management Co. LLC Termination Letter, effective July 24, 2009 (merger of ING International Growth Opportunities Fund into ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(vii)

Amended Schedule A dated September 28, 2010 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

(2)

Amended and Restated Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. dated August 21, 2008 and amended and restated June 30, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A filed on February 22, 2011 and incorporated herein by reference.

(i)

Termination letter, effective October 29, 2009 (ING International Equity Dividend Fund) — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(ii)

Termination letter, effective June 30, 2010 (ING Index Plus International Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(iii)

First Amendment, effective November 18, 2010, to the Amended and Restated Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. dated August 21, 2008 and amended and restated June 30, 2010 — Filed as an Exhibit to Post-

Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(3)

Sub-Advisory Agreement between ING Investments, LLC and Clarion CRA Securities L.P. dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A filed on February 13, 2004 and incorporated herein by reference.

(i)

First Amendment, effective July 1, 2003, to the Sub-Advisory Agreement between ING Investments, LLC and ING Clarion Real Estate Securities L.P. (formerly, Clarion CRA Securities L.P.) dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 105 to the Registrant’s Form N-1A Registration Statement on December 17, 2004 and incorporated herein by reference.

(ii)

Second Amendment, effective September 1, 2003, to the Sub-Advisory Agreement between ING Investments, LLC and ING Clarion Real Estate Securities L.P. dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 105 to the Registrant’s Form N-1A Registration Statement on December 17, 2004 and incorporated herein by reference.

(iii)

Clarion Name change notification, effective February 24, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 105 to the Registrant’s Form N-1A Registration Statement on December 17, 2004 and incorporated herein by reference.

(iv)

Third Amendment, effective December 15, 2006, to the Sub-Advisory Agreement between ING Investments, LLC and ING Clarion Real Estate Securities L.P. dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(v)

Amended Schedule A dated June 1, 2008 to the Sub-Advisory Agreement between ING Investments, LLC and ING Clarion Real Estate Securities L.P. dated September 23, 2002 — Filed as an Exhibit to Post Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(vi)

Clarion Name change notification, effective May 1, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(4)

Sub-Advisory Agreement between ING Investments, LLC and CBRE Clarion Securities, LLC dated July 1, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(5)

Sub-Advisory Agreement between ING Investments, LLC and Artio Global Management LLC dated September 29, 2009 - Filed as an Exhibit to Post Effective Amendment No. 138 to the Registrant’s Form N-1A Registration Statement on December 23, 2009 and incorporated herein by reference.

(6)

Sub-Advisory Agreement between ING Investments, LLC and Acadian Asset Management LLC dated March 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 107 to the Registrant’s Form N-1A Registration Statement on February 25, 2005 and incorporated herein by reference.

(i)

First Amendment, effective December 15, 2006, to the Sub-Advisory Agreement between ING Investments, LLC, and Acadian Asset Management, Inc. dated March 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration

Statement on February 23, 2007 and incorporated herein by reference.

(ii)

Amended Schedule A, effective January 1, 2010, to the Sub-Advisory Agreement between ING Investments, LLC and Acadian Asset Management LLC dated March 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(iii)

Side Letter Agreement dated March 1, 2012 to the Sub-Advisory Agreement between ING Investments, LLC and Acadian Asset Management LLC dated March 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(7)

Sub-Advisory Agreement between ING Investments, LLC and Hansberger Global Investors, Inc. dated March 1, 2007 - Filed as an Exhibit to Post-Effective Amendment No. 123 to the Registrant’s Form N-1A Registration Statement on May 14, 2007 and incorporated herein by reference.

(i)

Schedule A dated August 8, 2009 to the Sub-Advisory Agreement between ING Investments, LLC and Hansberger Global Investors, Inc. dated March 1, 2007 — Filed as an exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement and incorporated herein by reference.

(ii)

Side Letter Agreement dated March 1, 2012 to the Sub-Advisory Agreement between ING Investments, LLC and Hansberger Global Investors, Inc. dated March 1, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(8)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)

Schedule A dated December 7, 2005 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited dated December 7, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement December 6, 2005 and incorporated herein by reference.

(ii)

First Amendment, effective December 15, 2006, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited dated December 7, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(9)

Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC (ING International Value Choice Fund) dated November 16, 2007 — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement February 27, 2008 and incorporated herein by reference.

(i)

Schedule A, effective November 1, 2010, to the Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC (ING International Value Choice Fund) dated November 16, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

(10)

Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC (ING Global Value Choice Fund) dated November 16, 2007 — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement on February 27, 2008 and incorporated herein by reference.

(i)

Schedule A, effective November 16, 2007, to the Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC (ING Global Value Choice Fund) dated November 16, 2007 — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement on February 27, 2008 and incorporated herein by reference.

(11)

Sub-Advisory Agreement between ING Investments, LLC and Batterymarch Financial Management, Inc. dated November 1, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 119 to the Registrant’s Form N-1A Registration Statement on December 7, 2006 and incorporated herein by reference.

(i)

Amended Schedule A, effective July 1, 2009, to the Sub-Advisory Agreement between ING Investments, LLC and Batterymarch Financial Management, Inc. dated November 1, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(ii)

Termination letter, effective February 26, 2010 (ING International Small Cap Fund) — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(12)

Sub-Advisory Agreement between ING Investments, LLC and Schroder Investment Management North America Inc. dated December 17, 2007 — Filed as an Exhibit to Post Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement February 26, 2009 and incorporated herein by reference.

(i)

Schedule A, effective June 1, 2009, to the Sub-Advisory Agreement between ING Investments, LLC and Schroder Investment Management North America Inc. dated December 17, 2007 — Filed as an Exhibit to Post Effective Amendment No. 138 to the Registrant’s Form N-1A Registration Statement on December 23, 2009 and incorporated herein by reference.

(ii)

Side Letter Agreement dated March 1, 2012 to the Sub-Advisory Agreement between ING Investments, LLC and Schroder Investment Management North America Inc. dated December 17, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(13)

Sub-Sub-Advisory Agreement by and among ING Investment’s, LLC, Schroder Investment Management North America, Inc., and Schroder Investment Management North America Limited (ING International Small Cap Fund) dated December 17, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(14)	Sub-Advisory Agreement between ING Investments, LLC and Baillie Gifford Overseas Limited dated December 15, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 144 to the

Registrant’s Form N-1A Registration Statement on January 24, 2011 and incorporated herein by reference.

(15)

Sub-Advisory Agreement between ING Investments, LLC and T. Rowe Price Associates, Inc. dated December 15, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 144 to the Registrant’s Form N-1A Registration Statement on January 24, 2011 and incorporated herein by reference.

(16)

Sub-Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd (ING International Growth Fund) dated December 31, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 146 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

(17)

Sub-Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd, Tokyo Branch (ING International Growth Fund) dated January 3, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 146 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

(18)

Sub-Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. (ING International Growth Fund) dated August 2011 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(19)

Sub-Advisory Agreement between ING Investments, LLC and Thornburg Investment Management, Inc. dated February 1, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 146 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

(20)

Sub-Advisory Agreement between ING Investments, LLC and Wellington Management Company, LLP dated February 1, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 146 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

(21)

Sub-Advisory Agreement between ING Investments, LLC and Delaware Management Company dated September 30, 2011 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(22)

Sub-Advisory Agreement between ING Investments, LLC and J.P. Morgan Investment Management Inc. dated September 30, 2011 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

	(23)	Interim Sub-Advisory Agreement between ING Investments, LLC and Delaware Management Company (ING Emerging Countries Fund) dated March 12, 2012 — Filed herein.

	(24)	Interim Sub-Advisory Agreement between ING Investments, LLC and J.P. Morgan Investment Management Inc. (ING Emerging Countries Fund) dated March 12, 2012 — Filed herein.

(7)	(A)(1)

Underwriting Agreement between ING Mutual Funds and ING Investments Distributor, LLC dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Schedule A dated September 30, 2011 to the Underwriting Agreement between ING Mutual Funds and ING Investments Distributor, LLC dated September 23, 2002 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(8)		Not Applicable.

(9)	(A)(1)

Custody Agreement with The Bank of New York Mellon dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated February 29, 2012 to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(2)

Foreign Custody Manager Agreement with the Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 99 to the Registrant’s Form N-1A Registration Statement on August 29, 2003 and incorporated herein by reference.

(i)

Amended Exhibit A dated February 29, 2012 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(ii)

Amended Schedule 2 dated June 4, 2008 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(3)

Fund Accounting Agreement with The Bank of New York Melon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated February 29, 2012 to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(10)	(A)(1)

Amended and Restated Service and Distribution Plan (Class A shares) dated November 16, 1999 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended and Restated Schedule A, effective September 8, 2011, to the Amended and Restated Service and Distribution Plan (Class A shares) dated November 16, 1999 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(ii)

Waiver of Fee Payable under Amended and Restated Service and Distribution Plan (Class A shares for ING Emerging Countries Fund) dated March 1, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(B)(1)

Amended and Restated Service and Distribution Plan (Class B shares) dated August 7, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended and Restated Schedule A, effective January 12, 2012, to the Amended and Restated Service and Distribution Plan (Class B shares) dated August 7, 2001 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(C)(1)

Amended and Restated Service and Distribution Plan (Class C shares) dated May 1999 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended and Restated Schedule A, effective September 8, 2011, to the Amended and Restated Service and Distribution Plan (Class C shares) dated May 1999 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(D)(1)

Service and Distribution Plan (Class A shares for ING Global Natural Resources Fund and ING Russia Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Schedule A dated November 2009 to the Service and Distribution Plan (Class A shares for ING Global Natural Resources Fund and ING Russia Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(E)(1)

Shareholder Servicing Plan (Class A, Class B, and Class C shares for ING Global Real Estate Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(F)(1)

Service and Distribution Plan (Class B shares for ING Global Natural Resources Fund and ING Russia Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Schedule A dated November 2009 to the Service and Distribution Plan (Class B shares for ING Global Natural Resources Fund and ING Russia Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(G)(1)

Distribution Plan (Class B shares for ING Global Real Estate Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Schedule A dated August 2004 to the Distribution Plan (Class B shares for ING Global Real Estate Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(H)(1)

Service and Distribution Plan (Class C shares for ING Global Natural Resources Fund and ING Russia Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Schedule A dated November 2009 to the Service and Distribution Plan (Class C shares for ING Global Natural Resources Fund and ING Russia Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(I)(1)

Distribution Plan (Class C shares for ING Global Real Estate Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Schedule A dated August 2004 to Distribution Plan (Class C shares for ING Global Real Estate Fund) dated August 20, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 120 to the Registrant’s Form N-1A Registration Statement on February 22, 2007 and incorporated herein by reference.

(J)(1)

Shareholder Services Plan (Class O shares) dated July 21, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)

Amended Schedule A, effective May 2008, to the Shareholder Services Plan (Class O shares) dated July 21, 2005 — Filed as an Exhibit to Post Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(K)(1)

Shareholder Services Agreement (Class O shares) between ING Investments Distributor, LLC and ShareBuilder Securities Corporation dated June 4, 2008 — Filed as an Exhibit to Post Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(L)(1)

Shareholder Service and Distribution Plan (Class R shares) dated August 14, 2006 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(i)

Amended Schedule A, effective September 8, 2011, to the Shareholder Service and Distribution Plan (Class R shares) dated August 14, 2006 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(M)(1)

Sixth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective May 19, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(i)

Amended Schedule A, effective January 12, 2012, to Sixth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 dated May 19, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(ii)

Amended Schedule B, effective January 12, 2012, to Sixth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 dated May 19, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(11)		Opinion and Consent of Counsel — Filed herein.

(12)		Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent post-effective amendment.

(13)	(A)(1)

Amended and Restated Administration Agreement between ING Mutual Funds and ING Funds Services, LLC dated September 23, 2002 and amended and restated November 30, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(i)

Amended Schedule A dated September 30, 2011 to the Amended and Restated Administration Agreement between ING Mutual Funds and ING Funds Services, LLC dated September 23, 2002 and amended and restated November 30, 2008 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(B)(1)

Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated February 29, 2012 to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(C)(1)

Agency Agreement dated November 30, 2000 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended and Restated Exhibit A dated September 15, 2008 to the Agency Agreement dated November 30, 2000 — Filed as an Exhibit to Post Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(D)(1)

Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and ING Mutual Funds dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(i)

Amended Exhibit A, effective September 30, 2011, to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and ING Mutual Funds dated February 25, 2009 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(ii) Amendment, effective February 8, 2011, to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and ING Mutual Funds dated

February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(E)(1)

Amended and Restated Expense Limitation Agreement between ING Investments and ING Mutual Funds (ING Global Equity Dividend Fund), effective May 29, 2003 as amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)

Amended Schedule A, effective December 17, 2007, to the Restated Expense Limitation Agreement between ING Investments and ING Mutual Funds (ING Global Equity Dividend Fund), effective May 29, 2003, as amended and restated February 1, 2005 — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement on February 27, 2008 and incorporated herein by reference.

(ii)

First Amendment, effective January 30, 2009, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Mutual Funds (ING Global Equity Dividend Fund), effective May 29, 2003, as amended and restated February 1, 2005 — Filed as an Exhibit to Post Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 14, 2009 and incorporated herein by reference.

(F)(1)

Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Mutual Funds, effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)

First Amendment, effective January 30, 2009, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Mutual Funds, effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 14, 2009 and incorporated herein by reference.

(ii)

Amended Schedule A dated February 29, 2012 to the Amended and Restated Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC, effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(iii)

Side Letter Agreement dated March 1, 2009 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Diversified International Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 14, 2009 and incorporated herein by reference.

(iv)

Side Letter Agreement dated June 30, 2010 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Global Opportunities Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

(v)

Side Letter Agreement dated March 1, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (Class I shares for ING Global Opportunities Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(vi)

Side Letter Agreement dated March 1, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING International Value Choice Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(vii)

Side Letter Agreement dated March 1, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Emerging Countries Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(viii)

Side Letter Agreement dated January 1, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Global Natural Resources Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(ix)

Side Letter Agreement dated March 1, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Global Real Estate Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(x)

Side Letter Agreement dated March 1, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Greater China Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(xiii)

Side Letter Agreement dated September 30, 2011 between ING Mutual Funds and ING Investments, LLC (Class A, Class C, Class I, Class R, and Class W shares for ING Emerging Markets Equity Fund) — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(xiv)	Side Letter Agreement dated February 29, 2012 between ING Mutual Funds and ING Investments, LLC (Class B shares for ING Emerging Markets Equity Fund) dated

September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(xv)

Side Letter Agreement dated January 1, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Russia Fund) dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(xvi)

Side Letter Agreement dated January 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING International Small Cap Fund) dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(G)(1)

Expense Limitation Agreement between ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC), ING Investments, LLC, and ING Mutual Funds (ING Global Value Choice Fund) dated January 2, 2008 — Filed as an Exhibit to Post Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(i)

Amended Schedule A, effective November 20, 2009, to the Expense Limitation Agreement between ING Investments Distributor, LLC, ING Investments, LLC, and ING Mutual Funds dated January 2, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(ii)

First Amendment, effective January 30, 2009, to the Expense Limitation Agreement between ING Investments, LLC, ING Investments Distributor, LLC and ING Mutual Funds dated January 2, 2008 — Filed as an Exhibit to Post Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 14, 2009 and incorporated herein by reference.

(14)		Consent of independent registered public accounting firm — Filed herein.

(15)		Not Applicable.

(16)

Powers of Attorney — Powers of Attorney for Todd Modic, Shaun Mathews, and each Trustee dated January 14, 2011 were filed as attachments to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A on January 24, 2011 and are incorporated herein by reference.

(17)		Not Applicable.

ITEM 17.  UNDERTAKINGS

Registrant hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement on N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 3rd day of April, 2012.

ING Mutual Funds

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES	TITLE	DATE

President, Chief
Shaun Mathews*	Executive Officer and	April 3, 2012
Interested Trustee

Senior Vice President and
	Chief/Principal Financial	April 3, 2012
Todd Modic*	Officer

	Trustee	April 3, 2012
Colleen D. Baldwin*

	Trustee	April 3, 2012
John V. Boyer*

	Trustee	April 3, 2012
Patricia W. Chadwick*

	Trustee	April 3, 2012
Peter S. Drotch*

	Trustee	April 3, 2012
J. Michael Earley*

	Trustee	April 3, 2012
Patrick W. Kenny*

	Trustee	April 3, 2012
Sheryl K. Pressler*

	Trustee	April 3, 2012
Roger B. Vincent*

Robert W. Crispin*	Interested Trustee	April 3, 2012

*By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Attorney-in-fact **

**

Powers of Attorney for Todd Modic, Shaun Mathews, and each Trustee dated January 14, 2011 were filed as attachments to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement on Form N-1A on January 24, 2011 and are incorporated herein by reference.

EXHIBIT INDEX

ING Mutual Funds

Exhibit Number	Exhibit Description
(6)(B)(23)	Interim Sub-Advisory Agreement between ING Investments, LLC and Delaware Management Company (ING Emerging Countries Fund) dated March 12, 2012
(6)(B)(24)	Interim Sub-Advisory Agreement between ING Investments, LLC and J.P. Morgan Investment Management Inc. (ING Emerging Countries Fund) dated March 12, 2012
(11)	Opinion and Consent of Counsel
(14)	Consent of Independent Registered Public Accounting Firm